BENHAM TARGET
                                MATURITIES TRUST



                                  Annual Report
                               September 30, 1995


                               [picture of target
                                     range]



                         Twentieth Century Mutual Funds
                              and The Benham Group


                                 [front cover]


                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   2000 PORTFOLIO
   Performance Information & Portfolio Statistics.......  4
   Performance Comparison & Portfolio Composition.......  5
   Management Discussion................................  6
   Financial Highlights..................................34
   Schedule of Investments...............................54

   2005 PORTFOLIO
   Performance Information & Portfolio Statistics.......  8
   Performance Comparison & Portfolio Composition.......  9
   Management Discussion.................................10
   Financial Highlights..................................36
   Schedule of Investments...............................56

   2010 PORTFOLIO
   Performance Information & Portfolio Statistics........12
   Performance Comparison & Portfolio Composition........13
   Management Discussion.................................14
   Financial Highlights..................................38
   Schedule of Investments...............................58

   2015 PORTFOLIO
   Performance Information & Portfolio Statistics........16
   Performance Comparison & Portfolio Composition........17
   Management Discussion.................................18
   Financial Highlights..................................40
   Schedule of Investments...............................59

   2020 PORTFOLIO
   Performance Information & Portfolio Statistics........20
   Performance Comparison & Portfolio Composition........21
   Management Discussion.................................22
   Financial Highlights..................................42
   Schedule of Investments...............................60

   2025 PORTFOLIO
   Performance Information & Portfolio Statistics........24
   Performance Comparison & Portfolio Composition........25
   Management Discussion.................................26
   Financial Highlights..................................43
   Schedule of Investments...............................61

   INVESTMENT FUNDAMENTALS...............................28


                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM    [photo of James
                             Chairman, Benham Funds   M. Benham]

The U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the graph below).

Stronger-than-expected corporate earnings fueled increased corporate expansion and job growth. Nearly two million new jobs were created in the first nine months of the year, sending the U.S. unemployment rate to a six-year low. Healthy employment numbers and a strong performance by U.S. stocks led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance.

[bar graph - data described below]

But the expected surge in inflation failed to materialize. For the first nine months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, compared to the 2.5% inflation rate for all of 1995 (the lowest annual rate since 1986). Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

But the economic picture remains uncertain. The economy grew at a 2.2% annual rate in the third quarter, and recent economic data seem to suggest that the economy may be slowing. Market participants are no longer sure that the Fed will raise interest rates this year, and some even contend that the Fed's next move may be toward lower rates. On the other hand, signs of wage inflation have surfaced in recent employment reports. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is high, indicating that the U.S. consumer may still have some spending power. Given the present state of economic uncertainty, it is likely that shifting expectations of Fed interest rate policy may have more of an impact on U.S. financial markets in the coming months than any actual move by the Fed.

[graph data]
GDP (Annualized)
vs. Inflation (Consumer Price Index)
July 1994 - September 1996
                  GDP               CPI
Jan-94                              2.52%
Feb-94                              2.51
Mar-94            2.50%             2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Sep-96            2.20              3.00
Source: Bloomberg Financial Markets

                                       1


                                 MARKET SUMMARY
                                ZERO-COUPON BONDS
          by Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals and U.S. Economic Review sections before you read this section. Investment terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Performance Perspective

The 12-month period ended September 30, 1996, illustrates the short-term volatility of zero coupon bonds* in a changing interest rate environment. The Treasury market rallied in response to weak economic conditions from October 1995 to January 1996, when the Federal Reserve lowered the federal funds rate target to 5.25%--its third easing since July 1995. However, Treasury bond prices fell and yields rose in February 1996, when a series of stronger-than-expected reports on the U.S. economy caused a turnaround in expectations for inflation and interest rates. Tight labor markets, coupled with strong first-half economic growth, drove bond yields sharply higher, with 30-year Treasury bond yields rising from 6% at the end of January to more than 7% by mid-June. Hedge fund selling of Treasury holdings in February and the U.S. Treasury Department's announcement of more frequent 10-year note and 30-year bond auctions also weighed on the market. Long-term Treasury zero yields peaked at 7.5% in June, though central bank buying of Treasurys helped stabilize the market in the third quarter.

Movements in the Treasury market were mirrored by the zero-coupon bond market. Zero yields followed Treasury yields higher, tracking movements in like-maturity Treasurys fairly closely. Rising yields mean lower prices and total returns on zero-coupon securities. An analysis of the Target Portfolios' annual return figures illustrates the dramatic turnaround in market expectations for interest rates. For example, the Portfolios' returns from October 1, 1995, to January 1, 1996--the first three months of the fiscal year--ranged from 4.62% for the 2000 Portfolio to 16.82% for the 2020 Portfolio. For the fiscal year ended September 30, 1996, however, the best-performing Target Portfolio was the Target 2000 Portfolio, with a return of 4.01%. Its shorter maturity limited the Portfolio's exposure to rising interest rates during the first and second quarters of 1996. On the other hand, the Target 2020 Portfolio returned -2.09% for the fiscal year, while the Target 2025 Portfolio, with a weighted average maturity* of almost 30 years, has posted a total return of -9.77% since its inception in February 1996.

Yields

The yield curve* graph on page 3 illustrates the movements in the zero-coupon bond market during the period. The zero curve is derived from the Treasury curve but exaggerates the fluctuations in Treasury yields. When Treasury rates fall, zero rates typically fall faster than Treasury rates; similarly, when Treasury rates rise, zero rates tend to increase faster than Treasury rates. The graph shows
                                       2

                                 MARKET SUMMARY
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

the rising zero-coupon bond yield curve; the distance between the black and red lines reflects the changing expectations for inflation and economic growth that began in February 1996.

Supply and Demand

Stripping activity (the creation of zeros by separating Treasury bonds into their component principal and coupon parts) has increased in 1996. Bond dealers "strip" a Treasury bond into its principal and coupon components when the value of the bond's stripped coupon and principal portions separately is greater than the price of the whole bond (see page 28). "Reconstitution" of zeros occurs when the price of a whole Treasury bond is more than its component parts. Dealers match up principal STRIPS* or principal receipt zeros* with coupon STRIPS or coupon receipt zeros to recreate or reconstitute a coupon Treasury bond. Net stripping of Treasury bonds is a good measure of demand for zeros and of the profitability of stripping bonds. Net reconstituting of bonds is indicative of weak demand for zeros and of the profitability of reconstituting bonds. By maturity, $12.2 billion in notes and bonds maturing in 1996-2016 have been net stripped this year; $7 billion in bonds maturing in 2017-2023 were net reconstituted; and $6.8 billion in bonds maturing in 2024 and 2025 were net stripped.

[line graph - data described below]

Going forward, the most important supply and demand considerations for Treasury zeros may be (1) the increase in demand from investors purchasing zeros to add duration* to their portfolios, and (2) the increase in supply from zeros currently held as collateral for Brady bonds. (Named after former U.S. Treasury Secretary Nicholas Brady, Brady bonds are U.S. dollar-denominated debt securities issued primarily by Latin American countries and collateralized by U.S. Treasury zeros.) Brady bond issuers have built up their dollar reserves, and they may now be in a position to repurchase Bradys and issue debt at lower yields, saving on borrowing costs. But doing so would mean selling the collateral zeros bought to defease the principal value of the Bradys. Brazil, for example, holds an estimated $17-18 billion in STRIPS as Brady collateral. Estimates of the total value of STRIPS held by Brady issuers reach as high as $30 billion. This potential increase in supply could have an impact on the slope of the yield curve and could lead to a net reconstitution of Treasury bonds maturing in 2021-2023.

[graph data]
The Shifting Yield Curve
for Treasury Zeros
         9/30/95           9/30/96
1        5.76%             5.84%
2        5.92              6.16
3        5.99              6.34
4        6.02              6.41
5        6.05              6.48
6        6.12              6.58
7        6.19              6.67
8        6.28              6.75
9        6.36              6.83
10       6.45              6.91
11       6.49              6.95
12       6.54              6.98
13       6.58              7.02
14       6.63              7.05
15       6.67              7.09
16       6.71              7.13
17       6.76              7.16
18       6.80              7.20
19       6.85              7.23
20       6.89              7.27
21       6.88              7.23
22       6.86              7.18
23       6.85              7.14
24       6.83              7.10
25       6.82              7.06
26       6.80              7.01
27       6.79              6.97
28       6.77              6.93
29       6.76              6.88
30       6.74              6.84

Source: Bloomberg Financial Markets

                                       3

                                 2000 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (10/1/95-9/30/96)        1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $76.94-$81.74           4.01%        3.37%       8.71%       9.35%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 34.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $267,868,915        $277,532,580
         AGR:                       5.75%               5.43%
         WAM Date:                  11/23/00            11/20/00
         AVM:                       $101.10             $100.95

These statistics are defined on page 30.

                                       4

                                 2000 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]

Comparative Performance of $10,000 Invested on 10/1/86 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Sep-86           $10000            $10000           $10000
Oct-86            10187             10236            10428
Nov-86            10387             10652            10801
Dec-86            10371             10687            10831
Jan-87            10543             10888            10990
Feb-87            10707             11085            11213
Mar-87            10405             10931            10996
Apr-87            9969              10179            10214
May-87            9880              9911             10083
Jun-87            9995              10040            10122
Jul-87            9806              9713             9768
Aug-87            9645              9401             9435
Sep-87            9216              8901             8909
Oct-87            9893              9814             9795
Nov-87            9897              9758             9820
Dec-87            10095             10056            10186
Jan-88            10705             10901            10865
Feb-88            10837             11129            11097
Mar-88            10500             10604            10623
Apr-88            10331             10352            10406
May-88            10150             10227            10150
Jun-88            10578             10805            10737
Jul-88            10378             10480            10489
Aug-88            10418             10569            10523
Sep-88            10811             11090            11070
Oct-88            11129             11528            11491
Nov-88            10886             11245            11204
Dec-88            11024             11289            11357
Jan-89            11247             11744            11647
Feb-89            11021             11330            11253
Mar-89            11138             11456            11409
Apr-89            11399             11806            11785
May-89            11853             12326            12249
Jun-89            12525             13167            13081
Jul-89            12811             13460            13417
Aug-89            12470             13078            13023
Sep-89            12517             13121            13078
Oct-89            13020             13702            13582
Nov-89            13125             13820            13695
Dec-89            13107             13806            13606
Jan-90            12660             13204            13007
Feb-90            12606             13154            12998
Mar-90            12573             13139            13013
Apr-90            12250             12737            12595
May-90            12822             13386            13191
Jun-90            13115             13708            13512
Jul-90            13249             13877            13652
Aug-90            12676             13245            13038
Sep-90            12838             13361            13175
Oct-90            13124             13823            13545
Nov-90            13669             14408            14144
Dec-90            13954             14745            14465
Jan-91            14112             14903            14575
Feb-91            14167             14843            14630
Mar-91            14213             14953            14697
Apr-91            14401             15241            14908
May-91            14400             15152            14887
Jun-91            14287             15056            14786
Jul-91            14496             15305            15006
Aug-91            15002             15866            15608
Sep-91            15470             16428            16097
Oct-91            15520             16476            16238
Nov-91            15595             16792            16433
Dec-91            16526             17840            17454
Jan-92            15989             17097            16739
Feb-92            16103             17195            16846
Mar-92            15925             16924            16614
Apr-92            15931             17031            16608
May-92            16350             17402            17063
Jun-92            16584             17860            17512
Jul-92            17262             18660            18295
Aug-92            17408             18933            18518
Sep-92            17675             19431            18998
Oct-92            17323             18921            18527
Nov-92            17376             18827            18429
Dec-92            17838             19333            18933
Jan-93            18366             19956            19523
Feb-93            18975             20679            20229
Mar-93            19026             20807            20321
Apr-93            19165             21017            20523
May-93            19236             20945            20458
Jun-93            20045             21750            21247
Jul-93            20354             21834            21323
Aug-93            21170             22487            21962
Sep-93            21264             22679            22124
Oct-93            21395             22656            22136
Nov-93            20850             22265            21742
Dec-93            20912             22386            21861
Jan-94            21420             22844            22295
Feb-94            20526             22064            21522
Mar-94            19688             21296            20782
Apr-94            19386             21004            20510
May-94            19292             21038            20526
Jun-94            19119             20931            20406
Jul-94            19723             21371            20822
Aug-94            19601             21439            20889
Sep-94            19007             20994            20455
Oct-94            18923             20892            20336
Nov-94            19023             20758            20199
Dec-94            19357             20913            20355
Jan-95            19851             21410            20798
Feb-95            20409             22121            21455
Mar-95            20557             22203            21540
Apr-95            20920             22563            21898
May-95            22537             23733            23017
Jun-95            22809             23930            23221
Jul-95            22454             23816            23078
Aug-95            22938             24055            23304
Sep-95            23352             24193            23490
Oct-95            24039             24638            23854
Nov-95            24628             25078            24270
Dec-95            25294             25379            24575
Jan-96            25280             25674            24814
Feb-96            24047             25189            24355
Mar-96            23589             24901            24059
Apr-96            23195             24654            23836
May-96            23084             24563            23729
Jun-96            23552             24875            24025
Jul-96            23552             24946            24080
Aug-96            23265             24915            24056
Sep-96            23902             25315            24436

              Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the past 10 years.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2000 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE

                                  [pie charts]
                    9/30/96                       3/31/96
                    STRIPS: 68%                   STRIPS: 69%
                    TRs: 24%                      TRs: 23%
                    Other: 8%                     Other: 8%

For definitions of these security types, see page 29.

                                       5

                                 2000 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1996?

A: The Portfolio posted a total return of 4.01% for the one-year period. Because of its shorter weighted average maturity (WAM*), the 2000 Portfolio suffered less price depreciation than the other Target Portfolios as interest rates rose during the first and second quarters of 1996 (see page 2).

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio's benchmark, a November 15, 2000 maturity coupon STRIPS* issue, returned 4.64% for the one-year period. The Portfolio underperformed its benchmark because the Portfolio's return was reduced by operating expenses (such as transaction costs and management fees), while the benchmark's was not. Before expenses, the Portfolio underperformed its benchmark by only 2 basis points.*

Q:       How did you position the Portfolio during the last six months?

A: We kept the Portfolio's WAM date close to the benchmark's November 15, 2000 maturity date, which allowed the Portfolio to track the performance of the benchmark closely. We have been working to keep the Portfolio's turnover and transaction costs down by using the inflows and outflows of cash as opportunities to buy or sell securities, adjusting the Portfolio's average maturity at the same time.

         The Portfolio experienced some cash outflows during the period, which we used as opportunities to sell some coupon STRIPS. Coupon STRIPS have been more expensive than like-maturity principal STRIPS, so we've been taking profits by selling these securities. As a result, the Portfolio's AVM* rose slightly from March to September (see the Key Portfolio Statistics on page 4).

                                       6

                                2000 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         We added value to the Portfolio by taking advantage of a Treasury program that allowed us to convert the Portfolio's 2% holding of Treasury bond interest coupons (PHYSICALs*) into zero-coupon securities called CUBES.* Because the market price of CUBES exceeded that of the PHYSICALs, the conversion boosted the Portfolio's share price.

Q:       What is your strategy going forward?

A: We will continue to look for opportunities to improve the Portfolio's liquidity by replacing TRs* with STRIPS when we can do so without sacrificing yield. We will also continue to keep the Portfolio's maturity close to that of its benchmark to track as closely as possible the benchmark's return and help reach the Portfolio's AVM. Although there are no assurances the Portfolio will reach its AVM, we manage the Portfolio in an effort to reach or exceed its anticipated value at maturity.

                                       7

                                 2005 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (10/1/95-9/30/96)        1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $54.92-$61.43           2.15%        3.71%      10.48%      10.34%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 36.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $238,552,314        $233,943,365
         AGR:                       6.17%               5.94%
         WAM Date:                  11/18/05            11/22/05
         AVM:                       $100.71             $100.66

These statistics are defined on page 30.

                                       8

                                 2005 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]

Comparative Performance of $10,000 Invested on 10/1/86 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Sep-86           $10000            $10000           $10000
Oct-86            10187             10352            10509
Nov-86            10387             10804            10953
Dec-86            10371             10824            10981
Jan-87            10543             11056            11175
Feb-87            10707             11104            11286
Mar-87            10405             10790            10897
Apr-87            9969              9922             10046
May-87            9880              9696             9810
Jun-87            9995              9893             9829
Jul-87            9806              9408             9380
Aug-87            9645              8969             8964
Sep-87            9216              8291             8293
Oct-87            9893              9461             9436
Nov-87            9897              9358             9431
Dec-87            10095             9777             9843
Jan-88            10705             10907            10786
Feb-88            10837             11006            10976
Mar-88            10500             10259            10199
Apr-88            10331             9859             9944
May-88            10150             9678             9607
Jun-88            10578             10544            10513
Jul-88            10378             10023            10028
Aug-88            10418             10108            10088
Sep-88            10811             10768            10712
Oct-88            11129             11376            11318
Nov-88            10886             11002            10930
Dec-88            11024             11282            11267
Jan-89            11247             11723            11605
Feb-89            11021             11338            11193
Mar-89            11138             11534            11369
Apr-89            11399             11873            11739
May-89            11853             12547            12327
Jun-89            12525             13581            13446
Jul-89            12811             13738            13645
Aug-89            12470             13221            13196
Sep-89            12517             13267            13233
Oct-89            13020             14104            13982
Nov-89            13125             14261            14135
Dec-89            13107             14134            13959
Jan-90            12660             13178            13030
Feb-90            12606             13085            12914
Mar-90            12573             13001            12891
Apr-90            12250             12359            12336
May-90            12822             13351            13187
Jun-90            13115             13804            13594
Jul-90            13249             13845            13640
Aug-90            12676             12759            12669
Sep-90            12838             12922            12831
Oct-90            13124             13350            13187
Nov-90            13669             14322            14112
Dec-90            13954             14695            14459
Jan-91            14112             14862            14556
Feb-91            14167             14746            14630
Mar-91            14213             14824            14653
Apr-91            14401             15037            14889
May-91            14400             14914            14787
Jun-91            14287             14764            14598
Jul-91            14496             15104            14857
Aug-91            15002             15736            15592
Sep-91            15470             16482            16249
Oct-91            15520             16393            16226
Nov-91            15595             16519            16314
Dec-91            16526             17855            17562
Jan-92            15989             17084            16804
Feb-92            16103             17165            16892
Mar-92            15925             16792            16591
Apr-92            15931             16642            16457
May-92            16350             17256            17072
Jun-92            16584             17534            17373
Jul-92            17262             18554            18395
Aug-92            17408             18744            18566
Sep-92            17675             19270            19047
Oct-92            17323             18645            18460
Nov-92            17376             18719            18520
Dec-92            17838             19482            19241
Jan-93            18366             20161            19870
Feb-93            18975             21188            20911
Mar-93            19026             21215            20870
Apr-93            19165             21490            21156
May-93            19236             21576            21175
Jun-93            20045             22911            22484
Jul-93            20354             23224            22789
Aug-93            21170             24197            23737
Sep-93            21264             24546            23978
Oct-93            21395             24619            24093
Nov-93            20850             23680            23205
Dec-93            20912             23876            23390
Jan-94            21420             24657            24200
Feb-94            20526             23299            22831
Mar-94            19688             21914            21684
Apr-94            19386             21578            21466
May-94            19292             21478            21346
Jun-94            19119             21269            21133
Jul-94            19723             21976            21795
Aug-94            19601             21955            21744
Sep-94            19007             21106            20920
Oct-94            18923             20988            20759
Nov-94            19023             21125            20916
Dec-94            19357             21543            21309
Jan-95            19851             22123            21846
Feb-95            20409             22940            22646
Mar-95            20557             23143            22835
Apr-95            20920             23643            23316
May-95            22537             25736            25356
Jun-95            22809             26068            25680
Jul-95            22454             25615            25199
Aug-95            22938             26155            25726
Sep-95            23352             26626            26184
Oct-95            24039             27313            26832
Nov-95            24628             28108            27599
Dec-95            25294             28800            28265
Jan-96            25280             28865            28302
Feb-96            24047             27504            26975
Mar-96            23589             27022            26475
Apr-96            23195             26439            25939
May-96            23084             26253            25745
Jun-96            23552             26802            26244
Jul-96            23552             26820            26281
Aug-96            23265             26564            26036
Sep-96            23902             27293            26749

              Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the past 10 years.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2005 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    STRIPS: 47%                   STRIPS: 49%
                    REFCORPs: 33%                 REFCORPs: 31%
                    CATS: 8%                      CATS: 9%
                    TRs: 6%                       TRs: 6%
                    Other: 6%                     Other: 5%

For definitions of these security types, see page 29.

                                       9

                                 2005 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1996?

A: The Portfolio's total return for the one-year period was 2.15%, reflecting the unfavorable bond market conditions that prevailed during the first and second quarters of 1996 (see page 2).

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio underperformed its benchmark, a November 15, 2005 maturity coupon STRIPS* issue, which returned 2.50% for the one-year period. However, the Portfolio's return was reduced by operating expenses (such as transaction costs and management fees), while the benchmark's was not. Before expenses, the Portfolio's total return exceeded that of its benchmark by 30 basis points.* The Portfolio's receipt zeros* appreciated in price relative to STRIPS because receipt zeros are attractive to dealers interested in reconstituting Treasury bonds.

Q:       How did you position the Portfolio during the last six months?

A: We kept the Portfolio's WAM date* in November 2005, close to the November 15, 2005 maturity date of its benchmark. By selling some of the Portfolio's TRs,* CATS* and principal TIGRs* and investing the proceeds in higher-yielding REFCORPs,* we boosted the Portfolio's anticipated value at maturity (AVM*) between March and September (see the Key Portfolio Statistics on page 8).

         We continue to work to keep the Portfolio's transaction costs down by keeping turnover low. We have reduced Portfolio turnover by using the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, adjusting the Portfolio's average maturity at the same time.

                                       10

                                 2005 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What is your strategy going forward?

A:       We  will  continue  to keep  the  Portfolio's  WAM  date  close  to the benchmark's November 15, 2005 maturity date. We will look for opportunities to add liquidity to the Portfolio when we can do so without giving up yield. We will also attempt to add yield by swapping some of our receipt zeros (such as the Portfolio's TRs and callable CATS, both of which can be combined with STRIPS to reconstitute Treasurys) for REFCORPs. We will likely continue to use STRIPS to meet our cash flow needs.

                                       11

                                 2010 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (10/1/95-9/30/96)        1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $39.79-$46.93           0.78%        3.67%      11.11%      10.37%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 38.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $111,031,380        $114,244,637
         AGR:                       6.44%               6.25%
         WAM Date:                  8/29/10             8/23/10
         AVM:                       $102.53             $102.32

These statistics are defined on page 30.

                                       12

                                 2010 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]

Comparative Performance of $10,000 Invested on 10/1/86 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Sep-86           $10000            $10000           $10000
Oct-86            10187             10353            10612
Nov-86            10387             10735            11042
Dec-86            10371             10616            11143
Jan-87            10543             10810            11193
Feb-87            10707             11027            11471
Mar-87            10405             10660            10991
Apr-87            9969              9673             9924
May-87            9880              9375             9571
Jun-87            9995              9447             9577
Jul-87            9806              8843             9047
Aug-87            9645              8432             8643
Sep-87            9216              7493             7607
Oct-87            9893              8772             8965
Nov-87            9897              8783             9028
Dec-87            10095             9207             9444
Jan-88            10705             10501            10511
Feb-88            10837             10670            10814
Mar-88            10500             9750             9754
Apr-88            10331             9244             9419
May-88            10150             8928             8984
Jun-88            10578             9905             9912
Jul-88            10378             9259             9369
Aug-88            10418             9318             9394
Sep-88            10811             10067            10139
Oct-88            11129             10784            10777
Nov-88            10886             10371            10354
Dec-88            11024             10691            10928
Jan-89            11247             11280            11244
Feb-89            11021             10668            10631
Mar-89            11138             10906            10884
Apr-89            11399             11325            11263
May-89            11853             12190            12128
Jun-89            12525             13601            13453
Jul-89            12811             13693            13611
Aug-89            12470             12994            12980
Sep-89            12517             13105            12999
Oct-89            13020             14053            13895
Nov-89            13125             14201            14091
Dec-89            13107             14147            13990
Jan-90            12660             12818            12753
Feb-90            12606             12698            12569
Mar-90            12573             12611            12468
Apr-90            12250             11835            11824
May-90            12822             13152            12835
Jun-90            13115             13714            13340
Jul-90            13249             13707            13258
Aug-90            12676             12031            11932
Sep-90            12838             12302            12109
Oct-90            13124             12665            12513
Nov-90            13669             13824            13662
Dec-90            13954             14191            14028
Jan-91            14112             14291            14249
Feb-91            14167             14139            14236
Mar-91            14213             14233            14255
Apr-91            14401             14500            14444
May-91            14400             14333            14375
Jun-91            14287             14055            14047
Jul-91            14496             14349            14287
Aug-91            15002             15186            15145
Sep-91            15470             15952            15833
Oct-91            15520             15828            15707
Nov-91            15595             15642            15581
Dec-91            16526             17094            16982
Jan-92            15989             16329            16218
Feb-92            16103             16429            16332
Mar-92            15925             16107            16023
Apr-92            15931             15845            15777
May-92            16350             16554            16484
Jun-92            16584             16613            16572
Jul-92            17262             17633            17601
Aug-92            17408             17689            17677
Sep-92            17675             18021            18011
Oct-92            17323             17579            17576
Nov-92            17376             17851            17803
Dec-92            17838             18696            18643
Jan-93            18366             19267            19223
Feb-93            18975             20397            20316
Mar-93            19026             20357            20234
Apr-93            19165             20480            20429
May-93            19236             20664            20587
Jun-93            20045             22244            22128
Jul-93            20354             23053            22917
Aug-93            21170             24215            24059
Sep-93            21264             24264            24066
Oct-93            21395             24632            24375
Nov-93            20850             23658            23434
Dec-93            20912             23774            23542
Jan-94            21420             24759            24514
Feb-94            20526             23025            22809
Mar-94            19688             21601            21408
Apr-94            19386             21147            21048
May-94            19292             20803            20676
Jun-94            19119             20494            20360
Jul-94            19723             21514            21345
Aug-94            19601             21210            21016
Sep-94            19007             20092            19994
Oct-94            18923             19982            19830
Nov-94            19023             20364            20189
Dec-94            19357             21021            20821
Jan-95            19851             21704            21446
Feb-95            20409             22419            22146
Mar-95            20557             22666            22361
Apr-95            20920             23228            22885
May-95            22537             25901            25448
Jun-95            22809             26396            25909
Jul-95            22454             25715            25240
Aug-95            22938             26482            25960
Sep-95            23352             27174            26604
Oct-95            24039             28304            27626
Nov-95            24628             29268            28586
Dec-95            25294             30339            29583
Jan-96            25280             30133            29419
Feb-96            24047             27995            27330
Mar-96            23589             27298            26635
Apr-96            23195             26439            25846
May-96            23084             26302            25644
Jun-96            23552             27115            26395
Jul-96            23552             27098            26408
Aug-96            23265             26553            25890
Sep-96            23902             27567            26812

              Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the past 10 years.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2010 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

                    9/30/96                       3/31/96
                    STRIPS: 57%                   STRIPS: 59%
                    REFCORPs: 33%                 REFCORPs: 31%
                    ETRs: 10%                     ETRs: 10%

For definitions of these security types, see page 29.

                                       13

                                 2010 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1996?

A: The Portfolio's total return for the one-year period was 0.78%, reflecting the unfavorable bond market conditions that prevailed during the first and second quarters of 1996 (see page 2).

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio underperformed its benchmark, a November 15, 2010 maturity coupon STRIPS* issue, which returned 1.44% for the one-year period. However, the Portfolio's return was reduced by operating expenses (such as transaction costs and management fees), while the benchmark's was not. Before expenses, the Portfolio's total return exceeded that of its benchmark by 2 basis points.*

Q:       How did you position the Portfolio during the last six months?

A: We extended the Portfolio's WAM date* to August 29, 2010, bringing it closer to the November 15, 2010 maturity date of its benchmark. We lengthened the Portfolio's maturity by using incoming cash to purchase 2011-maturity REFCORPs,* which offset the shorter-maturity 2009 principal STRIPS held in the Portfolio. We originally purchased the November 2009 principal STRIPS because they offered higher yields than like-maturity coupon STRIPS, and we believe that they will outperform similar-maturity STRIPS going forward. The Portfolio's anticipated value at maturity (AVM*) rose from March to September because of the Portfolio's longer maturity (see the Key Portfolio Statistics on page
         12).

         We have worked over the past year to bring the Portfolio's WAM date closer to that of its benchmark while keeping the Portfolio's transaction costs down. We have reduced Portfolio turnover by using the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, adjusting the Portfolio's average maturity at the same time.

                                       14

                                 2010 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What is your strategy going forward?

A: As we mentioned in our previous report, we will continue to move the Portfolio's WAM date closer to the maturity date of its benchmark. We plan to maintain the Portfolio's current asset allocation, keeping the majority of the Portfolio's assets invested in STRIPS and REFCORPs, the most liquid zeros. We plan to buy higher-yielding REFCORPs when they become available, ideally keeping 30-35% of the Portfolio's assets in REFCORPs. As always, we will continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the Portfolio's assets toward the more attractively priced sector. Currently, the majority of the Portfolio's STRIPS are coupon STRIPS.

         We also expect to continue to hold the Portfolio's principal ETRs* (see the Portfolio composition graphs at the bottom of page 13), which were purchased in 1993 when their yield was 30 basis points* higher than coupon STRIPS of comparable maturity. This yield spread has narrowed, resulting in some price appreciation; nevertheless, ETRs still offer a yield of 23 basis points over like-maturity STRIPS. The custody bank for ETRs has not yet changed the custody agreement to allow ETRs to be reconstituted with STRIPS. Should this change occur, we would expect our principal ETRs to appreciate in value relative to STRIPS.

                                       15

                                 2015 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (10/1/95-9/30/96)        1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $29.61-$36.87          -0.74%        3.25%      11.63%       9.38%

The Portfolio commenced operations on September 1, 1986.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 40.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $115,287,808        $119,050,024
         AGR:                       6.58%               6.44%
         WAM Date:                  11/12/15            10/27/15
         AVM:                       $110.11             $109.72

These statistics are defined on page 30.

                                       16

                                 2015 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]

Comparative Performance of $10,000 Invested on 10/1/86 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Sep-86           $10000            $10000           $10000
Oct-86            10187             10469            10729
Nov-86            10387             10859            10905
Dec-86            10371             10635            10920
Jan-87            10543             11003            11066
Feb-87            10707             11316            11442
Mar-87            10405             10810            10782
Apr-87            9969              9696             9824
May-87            9880              9215             9187
Jun-87            9995              9359             8980
Jul-87            9806              8618             8512
Aug-87            9645              8028             7991
Sep-87            9216              7224             6925
Oct-87            9893              8103             8160
Nov-87            9897              8165             8275
Dec-87            10095             8701             8719
Jan-88            10705             9852             10008
Feb-88            10837             10353            10291
Mar-88            10500             9229             9133
Apr-88            10331             8769             8581
May-88            10150             8167             8160
Jun-88            10578             9066             8934
Jul-88            10378             8289             8305
Aug-88            10418             8271             8198
Sep-88            10811             9125             8988
Oct-88            11129             9885             9716
Nov-88            10886             9236             9080
Dec-88            11024             9670             9686
Jan-89            11247             10283            10008
Feb-89            11021             9709             9548
Mar-89            11138             9957             9816
Apr-89            11399             10229            10015
May-89            11853             11096            10928
Jun-89            12525             12778            12508
Jul-89            12811             12993            12699
Aug-89            12470             12250            12017
Sep-89            12517             12266            11979
Oct-89            13020             13349            12830
Nov-89            13125             13468            13129
Dec-89            13107             13251            12929
Jan-90            12660             12026            11664
Feb-90            12606             11720            11503
Mar-90            12573             11485            11242
Apr-90            12250             10567            10337
May-90            12822             11765            11557
Jun-90            13115             12315            12009
Jul-90            13249             12314            12017
Aug-90            12676             10625            10422
Sep-90            12838             10775            10544
Oct-90            13124             11313            10966
Nov-90            13669             12419            12117
Dec-90            13954             12748            12492
Jan-91            14112             13054            12745
Feb-91            14167             13012            12638
Mar-91            14213             13005            12653
Apr-91            14401             13318            12868
May-91            14400             12947            12684
Jun-91            14287             12610            12301
Jul-91            14496             12977            12577
Aug-91            15002             13783            13497
Sep-91            15470             14504            14141
Oct-91            15520             14270            13919
Nov-91            15595             13906            13627
Dec-91            16526             15637            15299
Jan-92            15989             14731            14433
Feb-92            16103             14924            14609
Mar-92            15925             14625            14333
Apr-92            15931             14362            14041
May-92            16350             15088            14732
Jun-92            16584             14958            14632
Jul-92            17262             16216            15828
Aug-92            17408             16035            15660
Sep-92            17675             16032            15637
Oct-92            17323             15575            15207
Nov-92            17376             16209            15828
Dec-92            17838             16903            16488
Jan-93            18366             17500            17055
Feb-93            18975             18511            18021
Mar-93            19026             18353            17860
Apr-93            19165             18506            18014
May-93            19236             18897            18397
Jun-93            20045             20252            19701
Jul-93            20354             21313            20713
Aug-93            21170             23166            22462
Sep-93            21264             22970            22270
Oct-93            21395             23389            22669
Nov-93            20850             22308            21656
Dec-93            20912             22225            21518
Jan-94            21420             23146            22393
Feb-94            20526             21438            20736
Mar-94            19688             20007            19410
Apr-94            19386             19529            18926
May-94            19292             18961            18367
Jun-94            19119             18579            18006
Jul-94            19723             19901            19256
Aug-94            19601             19217            18604
Sep-94            19007             18013            17477
Oct-94            18923             17955            17416
Nov-94            19023             18425            17868
Dec-94            19357             19095            18489
Jan-95            19851             19872            19195
Feb-95            20409             20373            19716
Mar-95            20557             20752            20061
Apr-95            20920             21207            20437
May-95            22537             24346            23413
Jun-95            22809             24653            23727
Jul-95            22454             23821            22914
Aug-95            22938             24942            23972
Sep-95            23352             25696            24693
Oct-95            24039             27132            26012
Nov-95            24628             28107            26994
Dec-95            25294             29416            28236
Jan-96            25280             29073            27906
Feb-96            24047             26432            25314
Mar-96            23589             25409            24333
Apr-96            23195             24602            23581
May-96            23084             24567            23528
Jun-96            23552             25405            24264
Jul-96            23552             25331            24271
Aug-96            23265             24507            23459
Sep-96            23902             25681            24510

              Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the past 10 years.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2015 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

                    9/30/96                       3/31/96
                    STRIPS: 56%                   STRIPS: 57%
                    REFCORPs: 44%                 REFCORPs: 43%

For definitions of these security types, see page 29.

                                       17

                                 2015 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1996?

A: The Portfolio's total return for the one-year period was -0.74%, reflecting the unfavorable bond market conditions that prevailed during the first and second quarters of 1996 (see page 2).

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio underperformed its benchmark, a November 15, 2015 maturity coupon STRIPS* issue, which returned -0.06% for the one-year period. However, the Portfolio's return was reduced by operating expenses (such as transaction costs and management fees), while the benchmark's was not. Before expenses, the Portfolio's total return was only 2 basis points* short of its benchmark, reflecting the fact that the Portfolio's WAM date* is virtually the same as that of its benchmark.

Q:       How did you position the Portfolio during the last six months?

A: We extended the Portfolio's WAM date from October 27, 2015, to November 12, 2015, bringing it closer to the November 15, 2015 maturity date of its benchmark. This shift improved the Portfolio's ability to track the performance of the benchmark. The longer maturity also increased the Portfolio's anticipated value at maturity (AVM*) (see the Key Portfolio Statistics on page 16). We have also been working to keep the Portfolio's transaction costs down. We have reduced Portfolio turnover by using the inflows and outflows of cash that typically occur as opportunities to buy or sell securities, adjusting the Portfolio's average maturity at the same time.

         The Portfolio did not require much active management during the period. This is reflected in the Portfolio composition graphs at the bottom of page 17, which show that the Portfolio's asset allocation was virtually unchanged. The Portfolio continues to hold STRIPS and REFCORPs,* the only types of zeros available in this maturity sector.

                                       18

                                 2015 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What is your strategy going forward?

A: We plan to maintain the Portfolio's current WAM date and asset allocation, with roughly 55% of its assets invested in STRIPS and the remaining 45% in REFCORPs.

         As always, we will continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the Portfolio's assets toward the more attractively priced sector. Currently, all of the Portfolio's zeros are coupon zeros. With coupon zeros yielding more than principal zeros in this maturity sector, we prefer to own coupon zeros.

         The relative values of coupon and principal zeros in the Portfolio's maturity sector are based on several factors, including (1) the value of the underlying Treasury bonds maturing in 2014-16 compared to other maturity sectors; (2) the level of stripping* or reconstitution* activity in the Treasury market; and (3) investor and dealer activity in the Portfolio's maturity sector. We focus on each of these factors when tracking the relative values of principal and coupon zeros.

                                       19

                                 2020 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (10/1/95-9/30/96)        1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

        $20.18-$26.29          -2.09%        2.02%      11.90%       9.39%

The Portfolio commenced operations on December 29, 1989.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 42.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96

         Market Value:              $924,523,598        $763,199,156
         AGR:                       6.59%               6.46%
         WAM Date:                  8/21/20             8/26/20
         AVM:                       $103.60             $103.20

These statistics are defined on page 30.

                                       20

                                 2020 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]
Comparative Performance of $10,000 Invested on 12/29/89 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Dec-89           $10000            $10000           $10000
Jan-90            9659              9063             9083
Feb-90            9617              8518             8767
Mar-90            9593              8407             8658
Apr-90            9346              7781             7967
May-90            9783              8351             8917
Jun-90            10006             8818             9258
Jul-90            10108             9237             9308
Aug-90            9671              7837             7950
Sep-90            9795              7976             8025
Oct-90            10013             8356             8458
Nov-90            10429             8845             9275
Dec-90            10646             9080             9550
Jan-91            10766             9373             9800
Feb-91            10809             9275             9850
Mar-91            10844             9257             9717
Apr-91            10987             9399             9808
May-91            10986             9133             9633
Jun-91            10900             8774             9208
Jul-91            11059             9058             9458
Aug-91            11446             9601             10117
Sep-91            11803             10012            10450
Oct-91            11841             9551             10117
Nov-91            11898             9257             9792
Dec-91            12608             10623            11208
Jan-92            12199             10005            10558
Feb-92            12285             10094            10742
Mar-92            12150             9970             10592
Apr-92            12154             9818             10408
May-92            12474             10295            10942
Jun-92            12653             10226            10842
Jul-92            13170             11110            11708
Aug-92            13281             10884            11533
Sep-92            13485             10690            11358
Oct-92            13217             10305            10925
Nov-92            13257             10861            11508
Dec-92            13609             11474            12142
Jan-93            14013             11985            12675
Feb-93            14477             12716            13383
Mar-93            14516             12631            13358
Apr-93            14622             12608            13300
May-93            14676             12951            13708
Jun-93            15293             13854            14692
Jul-93            15529             14963            15775
Aug-93            16152             16680            17542
Sep-93            16223             16421            17267
Oct-93            16324             16769            17583
Nov-93            15907             15862            16625
Dec-93            15955             15625            16467
Jan-94            16342             16254            17100
Feb-94            15660             14984            15800
Mar-94            15021             13672            14508
Apr-94            14790             13354            14142
May-94            14719             12955            13750
Jun-94            14587             12613            13375
Jul-94            15048             13623            14417
Aug-94            14954             12992            13767
Sep-94            14501             11974            12733
Oct-94            14437             11832            12608
Nov-94            14513             12212            12992
Dec-94            14768             12775            13558
Jan-95            15146             13401            14175
Feb-95            15571             13750            14533
Mar-95            15684             13925            14767
Apr-95            15961             14250            15075
May-95            17195             16707            17642
Jun-95            17402             17009            17933
Jul-95            17131             16274            17117
Aug-95            17500             17105            18008
Sep-95            17816             17816            18725
Oct-95            18340             18972            19917
Nov-95            18790             19659            20667
Dec-95            19298             20861            21875
Jan-96            19288             20480            21492
Feb-96            18347             18155            19067
Mar-96            17997             17378            18242
Apr-96            17697             16761            17583
May-96            17612             16824            17608
Jun-96            17969             17361            18133
Jul-96            17969             17391            18150
Aug-96            17750             16655            17450
Sep-96            18236             17558            18333

Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the life of the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark to be the Portfolio's supplementary index. From December 1989 through April 1990, the benchmark was an August 15, 2019 maturity coupon STRIPS issue; from May 1990 through October 1991, it was a November 15, 2019 maturity coupon STRIPS issue; and from November 1991 to the present, it has been a November 15, 2020 maturity coupon STRIPS issue.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    STRIPS: 61%                   STRIPS: 72%
                    REFCORPs: 39%                 REFCORPs: 28%

For definitions of these security types, see page 29.

                                       21

                                 2020 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager


NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1996?

A: The Portfolio's total return for the one-year period was -2.09%, reflecting the unfavorable bond market conditions that prevailed during the first and second quarters of 1996 (see page 2).

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio underperformed its benchmark, a November 15, 2020 maturity coupon STRIPS* issue, which returned -1.45% for the one-year period. However, the Portfolio's return was reduced by operating expenses (such as transaction costs and management fees), while the benchmark's was not. Before expenses, the Portfolio underperformed the benchmark by just a single basis point.*

Q:       How did you position the Portfolio during the last six months?

A: The Portfolio experienced heavy asset growth over the last six months and nearly doubled in size during the fiscal year. The most readily available zeros for this Portfolio mature in early 2020, while zeros maturing in 2021 are scarce, so the large cash inflow had the effect of shortening the Portfolio's WAM date* from August 26, 2020, to August 21, 2020.

         The Portfolio continued to hold STRIPS and REFCORPs,* the only types of zeros available in this maturity sector. The Portfolio composition graphs at the bottom of page 21 show a significant decrease in the percentage of STRIPS and a corresponding increase in REFCORPs held in the Portfolio over the period. We used much of the new cash to buy higher-yielding REFCORPs, boosting the Portfolio's anticipated value of maturity (AVM*) (see the Key Portfolio Statistics at the bottom of page
         20).
                                       22

                                 2020 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         We also sold some of the Portfolio's coupon STRIPS and replaced them with principal STRIPS during the period. Because the Portfolio owns a significant percentage of the outstanding supply of 2020 coupon STRIPS, they have become more scarce and consequently more expensive. This has made the price of principal STRIPS more attractive by comparison.

         We also enhanced the Portfolio's performance by making securities loans during the last six months. Becaue of its size, the Portfolio is a large player in its maturity sector, sometimes holding as much as 30-40% of the available securities in the marketplace. As a result, the Portfolio is an attractive source for dealers who need to borrow securities to cover sales. Fees from securities loans have been a successful way to boost the Portfolio's returns.

Q:       What is your strategy going forward?

A: We will continue to try to shift the Portfolio's WAM date closer to its benchmark's maturity date, which should improve the Portfolio's ability to track the performance of the benchmark. We plan to maintain the Portfolio's current asset mix, with the majority of its assets invested in STRIPS and the remainder in REFCORPs. We will look for opportunities to shift more of the Portfolio's assets from coupon STRIPS into principal STRIPS as long as coupon STRIPS prices remain relatively high. In an effort to enhance returns, we will continue to lend the Portfolio's securities to creditworthy dealers when we have an opportunity to do so.

                                 2025 PORTFOLIO
                               PERFORMANCE SUMMARY
                     For the Period Ended September 30, 1996


           Net Asset Value Range          Cumulative Total Return
             (2/15/96-9/30/96)                Since Inception

               $16.51-$19.85                      -9.77%

The Portfolio commenced operations on February 15, 1996.


PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested. A Cumulative Total Return illustrates the Fund's performance over a stated period of time.

                            KEY PORTFOLIO STATISTICS

                                    9/30/96             3/31/96

         Market Value:              $33,762,629         $16,713,447
         AGR:                       6.43%               6.29%
         WAM Date:                  4/29/25             6/16/25
         AVM:                       $109.24             $110.70

These statistics are defined on page 30.

                                 2025 PORTFOLIO
                           SEC PERFORMANCE COMPARISON
[line graph]
Comparative Performance of $10,000 Invested on 2/15/96 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark

                  Index             Benchmark        Portfolio
Jan-96           $10000            $10000           $10000
Feb-96            9576              9307             9542
Mar-96            9393              8965             9123
Apr-96            9236              8354             8756
May-96            9192              8403             8746
Jun-96            9378              8713             8982
Jul-96            9378              8644             8967
Aug-96            9264              8197             8529
Sep-96            9518              8695             9023

              Past performance does not guarantee future results.

The Index: This graph compares the Portfolio's performance with a broad-based market index, the Merrill Lynch Long-Term U.S. Treasury Index, over the life of the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, an August 15, 2025 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    REFCORPs: 64%                 REFCORPs: 76%
                    STRIPS: 36%                   STRIPS: 24%

For definitions of these security types, see page 29.

                                 2025 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager


NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 28-31).

Q:       How did the Portfolio perform from its inception to September 30, 1996?

A: At the time of the Portfolio's inception, interest rates were trending upward, driven by forces discussed on page 2. The extreme sensitivity of long-term zero-coupon bonds to changes in interest rates was clearly reflected in the portfolio's -9.77% total return for the period from February 15 to September 30, 1996.

Q:       How did the Portfolio perform relative to its benchmark?

A: The Portfolio's return compares favorably with the -13.05% total return of its benchmark, an August 15, 2025 maturity coupon STRIPS* issue, from February 15 to September 30, 1996. The Portfolio outperformed its benchmark because its April 24, 2025 WAM date* was shorter than the August 15, 2025 maturity date of its benchmark, making the Portfolio less vulnerable to rising interest rates. More significantly, we did a good job of investing the Portfolio's initial cash flows in February and March.

Q: Why is such a significant portion of the Portfolio's assets in REFCORPs?

A: The yield spread* between REFCORPs* and STRIPS in the 2025 maturity sector is wider than it is in the 2020 maturity sector--that is, you gain more additional yield from a 2025 REFCORP over a like-maturity STRIPS than you gain from a 2020 REFCORP over a like-maturity STRIPS. Therefore, we used incoming assets to purchase REFCORPs because they offered more yield and were more readily

                                 2025 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         available than STRIPS in this maturity sector. There has been almost no stripping activity in Treasury bonds maturing in August 2025 and February 2026. The shape of the STRIPS curve means that 2025 and 2026 zeros have lower returns relative to STRIPS in 2020 and REFCORPs in 2025.

Q: Why the big difference in yield spreads between the two maturity sectors?

A: If you look at the Treasury zero yield curves on page 3, you can see that there is typically an inversion at the long end of the curve--that is, yields move lower after you reach the 20-year maturity sector of the curve. This inversion mirrors the shape of the Treasury coupon curve and is caused by strong demand for the 30-year Treasury coupon bond. The yield curves for STRIPS and REFCORPs also mirror this inversion, but it is much sharper at the long end of the STRIPS curve than it is at the long end of the REFCORP curve. That means that you lose less yield as you move farther out on the REFCORP curve than you do on the STRIPS curve.

         Because the current shape of the Treasury coupon yield curve makes returns lower on 2025 and 2026 maturity zeros, there is more stripping activity in 2030 REFCORP bonds. Stripping a 2030 REFCORP coupon bond produces a series of zero-coupon REFCORP bonds that mature from 1996 to 2030. The availability of 2025 maturity zero-coupon REFCORPs was a key factor in positioning the Portfolio's WAM date in the middle of 2025.

Q:       What is your strategy going forward?

A: As we indicated in the Portfolio's debut report, supply at the extreme long end of the zero-coupon curve is not consistent; nevertheless, we will work to keep the Porftolio fully invested. We will continue to concentrate the bulk of the Portfolio's assets in REFCORPs, investing the remainder in STRIPS.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS


Q:       What is the general investment strategy of the Target Portfolios?

A: The Portfolios pursue the highest attainable return consistent with the creditworthiness of U.S. Treasury and government securities and the professional management of reinvestment and market risks. To attempt to minimize these risks, each Portfolio is managed so that its weighted average maturity (WAM, defined on page 30) falls within the target maturity year, and at least 90% of the securities held by each Portfolio mature within 12 months of the target year. The Portfolios invest primarily in U.S. Treasury zero-coupon bonds or zero-coupon bonds collateralized by U.S. Treasury securities.

Q:       What are zero-coupon bonds (zeros)?

A: Unlike ordinary bonds, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

Q:       What is "stripping?"

A: An ordinary U.S. Treasury bond consists of several components-- a series of coupons, which represent interest payments at predetermined intervals, and the ultimate principal repayment at maturity. A zero is created by stripping an ordinary Treasury bond into its separate components and then selling each coupon and principal payment as an individual bond. Accordingly, the zero-coupon bond market consists of principal zeros (which represent the principal payments of stripped bonds) and coupon zeros (which represent the interest payments of stripped bonds).

Q:       How are zeros used?

A: Demand for zeros comes primarily from: (1) bond investors, who use zeros to add interest rate sensitivity to their portfolios or to meet future cash flow needs without reinvestment risk; (2) mortgage-backed securities investors, who use zeros to offset accelerated mortgage prepayments; (3) municipalities, who use zeros to refinance high-yielding bonds; and (4) issuers of Brady bonds (bonds used for foreign debt restructuring, named after former U.S. Treasury Secretary Nicholas Brady), who use zeros as collateral to fund future principal and interest payments.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Types of Zeros

STRIPS (Separate Trading of Registered Interest and Principal of Securities)--the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

REFCORPs (Resolution Funding Corporation zeros)--zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

Receipt Zeros--zeros created and issued by broker-dealers before the STRIPS program was implemented in 1985. The effective maturities of existing receipt zeros do not extend beyond 2009. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interests in the coupons or principal portions of the bonds. The custodial accounts that hold the underlying Treasury bonds are kept separate from the bank's assets. The types of receipt zeros include:

     TRs (Treasury Receipts)--generic receipt zeros.
     CATS (Certificates of Accrual of Treasury Securities)--issued by Salomon Brothers, Inc.
     TIGRs (Treasury Investment Growth Receipts)--issued by Merrill Lynch Pierce Fenner & Smith.
     ETRs (Easy-growth Treasury Receipts)--issued by Dean Witter Reynolds, Inc. COUGARs (Coupon Government Accrual Receipts)--issued by A.G. Becker Paribas (now defunct).
     GATORs  (Government  and  Agency  Term   Obligations)--issued   by  Moseley
     Hallgarten Easterbrook & Weeden, Inc. (now defunct).
     TBRs (Treasury Bond Receipts)--issued by E.F. Hutton & Co. (now defunct).

CUBES (Coupons Under Book Entry Safekeeping)--a Treasury program that allowed conversion of Treasury bond interest coupons into zero-coupon securities. CUBES is also the name of the securities created by this conversion.

PHYSICALs (U.S. Treasury Bearer Bond Coupons and Corpus)--stripped coupons and corpus from U.S. Treasury bearer bonds that are traded in physical form.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Other Securities Held by the Portfolios

Treasury Bills (T-bills)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

Treasury Notes (T-notes)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years.


Key Portfolio Statistics

Market Value--the market value of a Portfolio's investments on a given date.

WAM (Weighted Average Maturity)--the average amount of time that will pass until a Portfolio matures, weighted by the market value of the securities in the Portfolio.

WAM Date (Weighted Average Maturity Date)--an average of the maturity dates of a Portfolio's securities, weighted by the market value of each security. The WAM date is calculated based on the WAM of the Portfolio's investments on a given day.

AVM (Anticipated Value at Maturity)--the calculated redemption value of a Portfolio share on the Portfolio's WAM date. The Portfolios are managed to have an AVM of approximately $100.

AGR (Anticipated Growth Rate)--the annualized rate of return that an investor "locks in" after investing in a Portfolio on a specific day. The AGR is calculated based on the Portfolio's WAM date, AVM and share price on that day.

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%).

The longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

                           INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Reconstitution--in the same way that broker-dealers can "strip" a Treasury bond into its principal and coupon pieces to create zeros, dealers can accumulate the stripped principal and coupon pieces and "reconstitute" them into a whole Treasury bond.

Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Yield Spread--the difference between the yields of STRIPS and non-STRIPS with comparable maturities. It is used by the portfolio manager as a measure of relative value to determine whether or not to purchase non-STRIPS zeros for the Target Portfolios. In general, non-STRIPS have higher yields than STRIPS with comparable maturities because they are less liquid (not as easy to buy and sell) than STRIPS. When yield spreads are considered to be narrow (i.e., non-STRIPS yield little more than comparable STRIPS), the portfolio manager will tend to avoid non-STRIPS because their yields are not enough to compensate for the reduced liquidity. Conversely, when yield spreads are considered to be wide
(i.e., non-STRIPS yield substantially more than comparable STRIPS), the portfolio manager will tend to buy non-STRIPS because yields are high enough to compensate for the reduced liquidity.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       32

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
Benham Target Maturities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities of 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio, 2020 Portfolio, and 2025 Portfolio constituting Benham Target Maturities Trust (the Trust) as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio, 2020 Portfolio, and 2025 Portfolio constituting Benham Target Maturities Trust as of September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



/S/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Kansas City, Missouri
November 1, 1996

                                       33

                                                   BENHAM TARGET MATURITIES TRUST
                                                           2000 PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Years Ended September 30 (except as noted)


                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988      1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
------------------
Net Asset Value at Beginning
  of Period .....................   $ 76.86     66.93     72.40     62.16     52.67    43.11     42.79    37.16    33.33     35.44
  Income (Losses) From Investment
   Operations
  Net Investment Income .........      4.75      4.37      3.99      3.94      3.90     3.69      3.40     2.36     2.94      2.68
  Net Realized and Unrealized
   Gains (Losses) on
   Investments ..................     (1.66)     5.56     (9.46)     6.30      5.59     5.87     (3.08)    3.27      .89     (4.79)
                                     ------     -----     -----     -----     -----    -----     -----    -----    -----     -----
   Total Income (Losses) From
     Investment Operations ......      3.09      9.93     (5.47)    10.24      9.49     9.56       .32     5.63     3.83     (2.11)
                                     ------     -----     -----     -----     -----    -----     -----    -----    -----     -----
  Less Distributions
  Dividends from Net
   Investment Income ............     (3.94)    (3.42)    (3.25)    (2.34)    (2.22)   (2.09)    (2.35)     .00    (2.23)    (4.72)
  Distributions from Net
   Realized Capital Gains .......       .00       .00     (2.95)    (1.83)     (.16)     .00      (.10)     .00      .00       .00
  Distributions in Excess of Net
   Realized Capital Gains .......       .00       .00     (1.20)      .00       .00      .00       .00      .00      .00       .00
                                     ------     -----     -----     -----     -----    -----     -----    -----    -----     -----
   Total Distributions ..........     (3.94)    (3.42)    (7.40)    (4.17)    (2.38)   (2.09)    (2.45)     .00    (2.23)    (4.72)
                                     ------     -----     -----     -----     -----    -----     -----    -----    -----     -----
  Reverse Share Split ...........      3.94      3.42      7.40      4.17      2.38     2.09      2.45      .00     2.23      4.72
                                     ------     -----     -----     -----     -----    -----     -----    -----    -----     -----
Net Asset Value at End
  of Period .....................   $ 79.95     76.86     66.93     72.40     62.16    52.67     43.11    42.79    37.16     33.33
                                     ======     =====     =====     =====     =====    =====     =====    =====    =====     =====

TOTAL RETURN* ...................      4.01%    14.84%    (7.54)%   16.46%    18.02%   22.18%      .75%   15.15%   11.49%    (5.95)%
-------------

                                                                 34

                                  1996      1995      1994       1993       1992      1991      1990      1989+      1988     1987
                                  ----      ----      ----       ----       ----      ----      ----      ----       ----     ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in
  thousands of dollars)          $267,757   294,736    243,895   291,418   190,063    89,655    53,216   34,820      14,073   6,285
Ratio of Expenses to
  Average Daily Net Assets***         .53%      .63%       .59%      .60%      .66%      .66%      .70%     .70%**      .70%    .70%
Ratio of Net Investment
  Income to Average
  Daily Net Assets*** .......        5.99%     6.13%      5.74%     5.94%     6.90%     7.67%     7.84%    7.81%**     8.33%   8.08%
Portfolio Turnover Rate .....       29.24%    52.64%     89.35%    76.59%    92.59%    67.39%    78.76%   49.14%     162.54%  72.70%

------------------------

+   In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++  Per-share data in this table are calculated using the average shares  outstanding  during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*   Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.
*** The ratio for the year  ended  September  30,  1996,  includes  expenses  paid  through  expense  offset  arrangements.  See the accompanying notes to financial statements.

                                                                 35

                                                   BENHAM TARGET MATURITIES TRUST
                                                           2005 PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                          For a Share Outstanding Throughout the Years Ended September 30 (except as noted)



                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988      1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
------------------
Net Asset Value at Beginning
  of Period ......................$ 56.61     45.22     51.84     41.18     35.13    27.74      28.61     24.36     21.28    23.74
  Income (Losses) From Investment
   Operations
  Net Investment Income ..........   3.50      3.33      3.11      2.90      2.69     2.47       2.27      1.54      1.90     1.77
  Net Realized and Unrealized
   Gains (Losses) on Investments .  (2.28)     8.06     (9.73)     7.76      3.36     4.92      (3.14)     2.71      1.18    (4.23)
                                   ------     -----     -----     -----     -----    -----      -----     -----     -----    -----
   Total Income (Losses) From
     Investment Operations .......   1.22     11.39     (6.62)    10.66      6.05     7.39       (.87)     4.25      3.08    (2.46)
                                   ------     -----     -----     -----     -----    -----      -----     -----     -----    -----
  Less Distributions
  Dividends from Net
   Investment Income .............  (2.06)    (2.41)    (2.70)    (2.51)    (1.75)    (.86)     (1.60)      .00     (1.53)   (3.52)
  Distributions from Net
   Realized Capital Gains ........   (.58)     (.67)    (8.47)    (1.01)     (.37)    .00        (.07)     .00     .00        (.13)
                                   ------     -----     -----     -----     -----    -----      -----     -----     -----    -----
   Total Distributions ...........  (2.64)    (3.08)   (11.17)    (3.52)    (2.12)    (.86)     (1.67)     .00      (1.53)   (3.65)
                                   ------     -----     -----     -----     -----    -----      -----     -----     -----    -----
Reverse Share Split ..............   2.64      3.08     11.17      3.52      2.12      .86       1.67     .00        1.53     3.65
                                   ------     -----     -----     -----     -----    -----      -----     -----     -----    -----
Net Asset Value at End
  of Period ......................$ 57.83     56.61     45.22     51.84     41.18    35.13      27.74     28.61     24.36    21.28
                                   ======     =====     =====     =====     =====    =====      =====     =====     =====    =====

TOTAL RETURN* ....................   2.15%    25.16%   (12.75)%   25.89%    17.22%   26.64%     (3.04)%   17.45%    14.48%  (10.36)%
-------------

                                                                 36


                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988      1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars)    $  238,864   183,452    96,207   149,890   168,697   161,388    46,303     24,955    8,948     3,680
Ratio of Expenses to Average
  Daily Net Assets*** ............    .58%      .71%      .64%      .62%      .63%      .70%       .70%      .70%**    .70%     .70%
Ratio of Net Investment
  Income to Average
  Daily Net Assets*** ............   6.05%     6.58%     6.37%     6.44%     7.27%     7.80%      7.93%     7.66%**   8.44%    8.31%
Portfolio Turnover Rate ..........  31.36%    34.23%    68.11%    49.89%    64.38%    85.38%    186.02%    71.98%    27.25%   68.11%

------------------------

+   In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++  Per-share data in this table are calculated using the average shares  outstanding  during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*   Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.
*** The ratio for the year ended September 30, 1996, includes expenses paid through expense offset arrangements.

    See the accompanying notes to financial statements.

                                                                 37

                                                   BENHAM TARGET MATURITIES TRUST
                                                           2010 PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                          For a Share Outstanding Throughout the Years Ended September 30 (except as noted)


                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988      1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
------------------
Net Asset Value at Beginning
  of Period ..................... $ 42.14     31.67     38.13     28.53     25.08     19.18    20.59     17.31     14.96     17.65
  Income (Losses) From Investment
   Operations
  Net Investment Income .........    2.58      2.41      2.24      2.05      1.88      1.72     1.61      1.08      1.29      1.23
  Net Realized and Unrealized
   Gains (Losses) on
   Investments ..................   (2.25)     8.06     (8.70)     7.55      1.57      4.18    (3.02)     2.20      1.06     (3.92)
                                   ------     -----     -----     -----     -----     -----    -----     -----     -----     -----
   Total Income (Losses) From
     Investment Operations ......     .33     10.47     (6.46)     9.60      3.45      5.90    (1.41)     3.28      2.35     (2.69)
                                   ------     -----     -----     -----     -----     -----    -----     -----     -----     -----
  Less Distributions
  Dividends from Net
   Investment Income ............   (1.57)    (1.48)    (1.46)    (1.58)    (1.14)    (1.05)   (1.50)      .00      (.42)     (.90)
  Distributions from Net
   Realized Capital Gains .......     .00      (.48)    (4.31)    (1.14)      .00       .00     (.09)      .00       .00       .00
                                   ------     -----     -----     -----     -----     -----    -----     -----     -----     -----
     Total Distributions ........   (1.57)    (1.96)    (5.77)    (2.72)    (1.14)    (1.05)   (1.59)      .00      (.42)     (.90)
                                   ------     -----     -----     -----     -----     -----    -----     -----     -----     -----
Reverse Share Split .............    1.57      1.96      5.77      2.72      1.14      1.05     1.59       .00       .42       .90
                                   ------     -----     -----     -----     -----     -----    -----     -----     -----     -----
Net Asset Value at End
  of Period ..................... $ 42.47     42.14     31.67     38.13     28.53     25.08    19.18     20.59     17.31     14.96
                                   ======     =====     =====     =====     =====     =====    =====     =====     =====     =====
TOTAL RETURN* ...................     .78%    33.06%   (16.92)%   33.61%    13.76%    30.76%   (6.85)%   18.95%    15.71%   (15.24)%
------------

                                                                 38


                                   1996      1995      1994       1993      1992      1991      1990      1989+      1988      1987
                                   ----      ----      ----       ----      ----      ----      ----      ----       ----      ----

SUPPLEMENTAL DATA AND RATIOS
-------------------------------------
Net Assets at End of Period (in
  thousands of dollars)          $111,117    95,057    46,312    70,551    5,565    47,661     37,222    42,439     9,617     9,297
Ratio of Expenses to Average
  Daily Net Assets*** ...........     .67%      .71%      .68%      .66%     .70%      .70%       .70%      .70%**    .70%      .70%
Ratio of Net Investment
  Income to Average
  Daily Net Assets*** ...........    5.98%     6.56%     6.35%     6.32%    7.20%     7.73%      7.82%     7.34%**   8.11%     8.13%
Portfolio Turnover Rate .........   24.42%    26.00%    35.35%   131.50%   95.25%   130.91%    191.16%    88.43%   258.70%    83.59%

------------------------

+   In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++  Per-share data in this table are calculated using the average shares  outstanding  during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*   Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.
*** The ratio for the year ended September 30, 1996, includes expenses paid through expense offset arrangements.

See the accompanying notes to financial statements.

                                                                 39

                                                   BENHAM TARGET MATURITIES TRUST
                                                           2015 PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                          For a Share Outstanding Throughout the Years Ended September 30 (except as noted)


                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988      1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
------------------
Net Asset Value at Beginning
  of Period ..................... $ 32.20     22.79     29.04     20.39     18.44     13.75     15.62     12.63     11.37    14.24
  Income (Losses) From Investment
   Operations
  Net Investment Income .........    1.85      1.71      1.57      1.46      1.33      1.26      1.18       .79       .94      .90
  Net Realized and Unrealized
   Gains (Losses) on
   Investments ..................   (2.09)     7.70     (7.82)     7.19       .62      3.43     (3.05)     2.20       .32    (3.77)
                                   ------     -----     -----     -----     -----     -----     -----     -----     -----    -----
   Total Income (Losses) From
     Investment Operations ......    (.24)     9.41     (6.25)     8.65      1.95      4.69     (1.87)     2.99      1.26    (2.87)
                                   ------     -----     -----     -----     -----     -----     -----     -----     -----    -----
  Less Distributions
  Dividends from Net
   Investment Income ............   (1.28)     (.87)    (1.19)    (1.45)    (1.23)     (.97)     (.50)      .00      (.55)    (.22)
  Distributions from Net
   Realized Capital Gains .......   (1.61)      .00     (7.08)     (.34)      .00       .00      (.01)      .00       .00      .00
  Distributions in Excess of Net
   Realized Capital Gains .......     .00       .00      (.37)      .00       .00       .00       .00       .00       .00      .00
                                   ------     -----     -----     -----     -----     -----     -----     -----     -----    -----
   Total Distributions ..........   (2.89)     (.87)    (8.64)    (1.79)    (1.23)     (.97)     (.51)     .00       (.55)    (.22)
                                   ------     -----     -----     -----     -----     -----     -----     -----     -----    -----
Reverse Share Split .............    2.89       .87      8.64      1.79      1.23       .97       .51    .00          .55      .22
                                   ------     -----     -----     -----     -----     -----     -----     -----     -----    -----
Net Asset Value at End
  of Period ..................... $ 31.96     32.20     22.79     29.04     20.39     18.44     13.75     15.62     12.63    11.37
                                   ======     =====     =====     =====     =====     =====     =====     =====     =====    =====
TOTAL RETURN* ...................    (.74)%   41.29%   (21.52)%   42.42%    10.57%    34.11%   (11.97)%   23.67%    11.08%  (20.15)%
-------------

                                                                 40


                                  1996      1995      1994       1993      1992      1991      1990       1989+     1988     1987
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----     ----

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in
  thousands of dollars)       $   115,654   114,647    66,073    89,023   131,106   222,118   295,577   233,792    11,790    2,006
Ratio of Expenses to Average
  Daily Net Assets*** ...........     .65%      .71%      .68%      .63%      .62%      .61%      .70%      .70%**    .70%     .70%
Ratio of Net Investment
  Income to Average
  Daily Net Assets*** ...........    5.63%     6.40%     5.97%     6.28%     7.04%     7.79%     7.74%     7.02%**   7.97%    7.99%
Portfolio Turnover Rate .........   17.24%    69.97%    64.90%   138.34%   103.25%    39.91%    81.27%    48.31%   188.24%  508.59%

------------------------

+   In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++  Per-share data in this table are calculated using the average shares  outstanding  during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*   Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.
*** The ratio for the year ended September 30, 1996, includes expenses paid through expense offset arrangements.

See the accompanying notes to financial statements.

                                                                 41

                                                   BENHAM TARGET MATURITIES TRUST
                                                           2020 PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                          For a Share Outstanding Throughout the Years Ended September 30 (except as noted)


                                                                 1996      1995      1994      1993       1992      1991     1990+
                                                                 ----      ----      ----      ----       ----      ----     ----
PER-SHARE DATA++
------------------
Net Asset Value at Beginning of Period .......................$   22.47     15.28    20.72     13.63     12.54      9.63    12.00
  Income (Losses) From Investment Operations
  Net Investment Income ......................................     1.41      1.19     1.13      1.00       .92       .85      .60
  Net Realized and Unrealized Gains (Losses) on Investments ..    (1.88)     6.00    (6.57)     6.09       .17      2.06    (2.97)
                                                                  -----     -----    -----     -----     -----     -----    -----
   Total Income (Losses) From Investment Operations ..........     (.47)     7.19    (5.44)     7.09      1.09      2.91    (2.37)
                                                                  -----     -----    -----     -----     -----     -----    -----
  Less Distributions
  Dividends from Net Investment Income .......................     (.40)     (.21)   (0.28)     (.53)     (.63)     (.21)       0
  Distributions from Net Realized Capital Gains                    (.04)        0    (1.31)     (.72)     (.08)        0        0
  Distributions in Excess of Net Realized Capital Gains ......        0         0    (1.18)        0         0         0        0
                                                                  -----     -----    -----     -----     -----     -----    -----
   Total Distributions .......................................     (.44)     (.21)   (2.77)    (1.25)     (.71)     (.21)       0
                                                                  -----     -----    -----     -----     -----     -----    -----
  Reverse Share Split ........................................      .44       .21     2.77      1.25       .71       .21        0
                                                                  -----     -----    -----     -----     -----     -----    -----
Net Asset Value at End of Period .............................$   22.00     22.47    15.28     20.72     13.63     12.54     9.63
                                                                  =====     =====    =====     =====     =====     =====    =====
TOTAL RETURN* ................................................    (2.09)%   47.05%  (26.25)%   52.02%     8.69%    30.22%  (19.75)%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars) ........$ 926,319   574,702   58,535    56,125    41,793    88,332   53,198
Ratio of Expenses to Average Daily  Net Assets*** ............      .61%      .72%     .70%      .70%      .66%      .67%     .70%**
Ratio of Net Investment Income to Average Daily Net Assets***      6.25%     6.24%    6.28%     6.10%     7.19%     7.50%    7.79%**
Portfolio Turnover Rate ......................................    47.05%    78.08%  116.46%   178.52%   144.05%   151.44%  188.60%

------------------------

+   From December 29, 1989 (commencement of operations), through September 30, 1990.
++  Per-share data in this table are calculated using the average shares  outstanding  during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*   Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.
*** The ratio for the year ended September 30, 1996, includes expenses paid through expense offset arrangements.

See the accompanying notes to financial statements.

                                       42

                         BENHAM TARGET MATURITIES TRUST
                                 2025 PORTFOLIO
                              FINANCIAL HIGHLIGHTS
  For a Share Outstanding From February 15, 1996 (commencement of operations), through September 30, 1996

                                                                    1996
                                                                    ----
PER-SHARE DATA+
---------------
Net Asset Value at Beginning of Period ............................$  19.85
  Income (Losses) From Investment Operations
  Net Investment Income ...........................................     .72
  Net Realized and Unrealized Gains (Losses) on Investments .......   (2.66)
                                                                      -----
   Total Income (Losses) From Investment Operations ...............   (1.94)
                                                                      -----
  Less Distributions
  Dividends from Net Investment Income ............................     .00
                                                                      -----
  Reverse Share Split .............................................     .00
                                                                      -----
Net Asset Value at End of Period ..................................$  17.91
                                                                      =====
TOTAL RETURN* .....................................................   (9.77)%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars) .............$ 35,661
Ratio of Expenses to Average Daily  Net Assets** ..................     .67%++
Ratio of Net Investment Income to Average Daily Net Assets** ......    6.57%++
Portfolio Turnover Rate ...........................................   60.80%

------------------------

+ Per-share data in this table are calculated using the average shares outstanding during the year. Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
++  Annualized.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  The ratio includes expenses paid through expense offset arrangements.

See the accompanying notes to financial statements.

                                       43

                                                   BENHAM TARGET MATURITIES TRUST
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         September 30, 1996

                                                           2000          2005         2010          2015          2020        2025
                                                        Portfolio     Portfolio    Portfolio     Portfolio     Portfolio   Portfolio
                                                         --------     --------     --------      --------      --------    --------
ASSETS
  Investment securities at value (cost $262,433,118,
  $231,440,990, $108,827,865, $95,273,133, $910,593,877
  and $34,444,371, respectively) ......................$ 267,868,915  238,552,314 111,031,380 115,287,808  924,523,598   33,762,629
  Cash ................................................      275,176      753,522     292,741     601,693    5,617,910    2,156,213
  Collateral for securities loaned (Note 6) ...........            0            0           0           0   17,312,500      681,250
  Prepaid expenses and other assets ...................        1,697        1,243         566         597        4,571       20,160
                                                       -------------  ----------- ----------- ----------- ------------  -----------
    Total assets ......................................  268,145,788  239,307,079 111,324,687 115,890,098  947,458,579   36,620,252
                                                       -------------  ----------- ----------- ----------- ------------  -----------
LIABILITIES
  Payable for fund shares redeemed ....................       72,207      123,130      69,717      70,467    1,016,753      187,045
  Disbursements in excess of demand deposit cash ......      192,905      187,884      76,045     104,235      684,337       63,446
  Payable for securities purchased ....................            0            0           0           0    1,617,930            0
  Payable for securities loaned (Note 6) ..............            0            0           0           0   17,312,500      681,250
  Fees payable to affiliates (Note 2) .................      121,722      110,739      54,812      57,286      392,400       16,589
  Accrued expenses and other liabilities ..............        2,366       21,398       6,922       4,285      115,449       11,320
                                                       -------------  ----------- ----------- ----------- ------------  -----------
    Total liabilities .................................      389,200      443,151     207,496     236,273   21,139,369      959,650
                                                       -------------  ----------- ----------- ----------- ------------  -----------
NET ASSETS ............................................$ 267,756,588  238,863,928 111,117,191 115,653,825  926,319,210   35,660,602
                                                       =============  =========== =========== =========== ============  ===========
Net assets consist of:
  Capital paid in .....................................  253,946,244  219,630,148 101,134,272  89,749,048  878,975,588   35,846,309
  Accumulated undistributed net realized gain
  (loss) from securities transactions .................   (4,592,691)   1,315,502   2,583,986     642,639   (6,273,172)    (501,349)
  Undistributed net investment income .................   12,967,238   10,806,954   5,195,418   5,247,463   39,687,073      997,384
  Net unrealized appreciation (depreciation) on
    investments .......................................    5,435,797    7,111,324   2,203,515  20,014,675   13,929,721     (681,742)
                                                       -------------  ----------- ----------- ----------- ------------  -----------
    Net assets ........................................$ 267,756,588  238,863,928 111,117,191 115,653,825  926,319,210   35,660,602
                                                       =============  =========== =========== =========== ============  ===========
    Shares of beneficial interest outstanding (unlimited
    number of shares authorized) ......................    3,349,052    4,130,406   2,616,128   3,618,424   42,102,669    1,991,656
                                                       =============  =========== =========== =========== ============  ===========
    Net asset value, offering price and redemption price
    per share .........................................$       79.95        57.83       42.47       31.96        22.00        17.91
                                                       =============  =========== =========== =========== ============  ===========

------------------------
See the accompanying notes to financial statements.

                                                                 44

                                                   BENHAM TARGET MATURITIES TRUST
                                                      STATEMENTS OF OPERATIONS
                                                For the Year Ended September 30, 1996


                                                         2000          2005        2010          2015          2020          2025
                                                      Portfolio     Portfolio   Portfolio     Portfolio    Portfolio*    Portfolio*
                                                       --------      --------    --------      --------     --------      --------
Investment Income
Interest income .................................   $18,747,463    15,071,147    7,461,154     7,736,777   52,918,004     1,089,809
Income from securities lending ..................             0             0            0             0      893,543         5,846
                                                    -----------   -----------  -----------   -----------  -----------   -----------
  Total income ..................................    18,747,463    15,071,147    7,461,154     7,736,777   53,811,547     1,095,655
                                                    -----------   -----------  -----------   -----------  -----------   -----------
Expenses (Note 2):
  Investment advisory fees ......................       815,109       655,073      322,085       351,766    2,273,795        43,405
  Transfer agency fees ..........................       267,353       266,687      178,493       178,562      858,442        32,597
  Administrative fees ...........................       274,837       217,047      106,951       117,664      744,692        14,090
  Printing and postage ..........................        58,889        46,293       23,878        26,463      160,424         3,032
  Custodian fees ................................        44,007        34,229       21,505        21,744      106,002         5,322
  Telephone .....................................        11,331         8,232        6,958        11,099       90,546         8,599
  Auditing and legal fees .......................        16,285        13,334        8,338         8,855       36,209         1,582
  Registration and filing fees ..................        24,511        46,356       22,922        22,596      221,884        18,372
  Directors' fees and expenses ..................         9,832         8,900        7,448         7,624       15,301           114
  Other operating expenses ......................        12,199         9,024        5,711         6,227       14,461         3,787
                                                    -----------   -----------  -----------   -----------  -----------   -----------
    Total expenses ..............................     1,534,353     1,305,175      704,289       752,600    4,521,756       130,900
Amount recouped (waived) (Note 2) ...............             0        16,979       46,717        50,080      251,449       (29,985)
Custodian earnings credits (Note 5) .............       (21,795)      (20,138)     (10,840)      (12,059)     (80,969)       (2,644)
                                                    -----------   -----------  -----------   -----------  -----------   -----------
  Net expenses ..................................     1,512,558     1,302,016      740,166       790,621    4,692,236        98,271
                                                    -----------   -----------  -----------   -----------  -----------   -----------
    Net investment income .......................    17,234,905    13,769,131    6,720,988     6,946,156   49,119,311       997,384
                                                    -----------   -----------  -----------   -----------  -----------   -----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain (loss) on investments .........     1,066,551     1,459,753    3,276,781       718,224   (5,541,503)     (501,349)
Change in net unrealized depreciation on
  investments ...................................    (6,811,361)  (12,781,340) (10,369,618)   (9,126,013) (53,272,683)     (681,742)
                                                    -----------   -----------   -----------   -----------  -----------   -----------
  Net realized and unrealized loss on investments    (5,744,810)  (11,321,587)  (7,092,837)   (8,407,789) (58,814,186)   (1,183,091)
                                                    -----------   -----------   -----------   -----------  -----------   -----------
  Net increase (decrease) in net assets
    resulting from operations ...................   $11,490,095     2,447,544     (371,849)   (1,461,633)  (9,694,875)     (185,707)
                                                    ===========   ===========   ===========   ===========  ===========   ===========

------------------------
* For the period from February 15, 1996 (commencement of operations), through September 30, 1996.

See the accompanying notes to financial statements.

                                                                 45

                                                   BENHAM TARGET MATURITIES TRUST
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Years Ended September 30, 1996 and 1995


                                                          2000 Portfolio              2005 Portfolio              2010 Portfolio
                                                        ------------------          ------------------          ------------------
                                                        1996          1995          1996          1995          1996          1995
                                                        --------  --------          --------  --------          --------  --------
From investment activities:
  Net investment income ........................ $  17,234,905    17,278,323    13,769,131     8,229,184     6,720,988    4,394,547
  Net change in unrealized appreciation
    (depreciation) of investments ..............    (6,811,361)   23,502,271   (12,781,340)   18,383,144   (10,369,618)  15,921,350
  Net realized gain (loss) on investments ......     1,066,551      (984,607)    1,459,753     2,132,519     3,276,781     (692,795)
                                                 -------------  ------------  ------------  ------------  ------------  -----------
  Change in net assets derived from
    investment activities ......................    11,490,095    39,795,987     2,447,544    28,744,847      (371,849)  19,623,102
                                                 -------------  ------------  ------------  ------------  ------------  -----------
From distribution to shareholders:
  Net investment income ........................   (14,295,441)  (13,492,533)   (8,101,012)   (5,945,697)   (4,075,907)  (2,702,956)
  Net realized gains on investments ............             0             0    (2,276,770)   (1,662,910)            0     (883,926)
                                                 -------------  ------------  ------------  ------------  ------------  -----------
  Total distributions to shareholders ..........   (14,295,441)  (13,492,533)  (10,377,782)   (7,608,607)   (4,075,907)  (3,586,882)
                                                 -------------  ------------  ------------  ------------  ------------  -----------
From capital share transactions (Note 3):
  Proceeds from sale of shares .................   119,660,626   121,453,561   148,911,501   105,349,198    70,823,974   69,841,156
  Net asset value of dividends reinvested ......    13,909,269    13,316,579    10,138,688     7,448,375     3,967,590    3,479,335
  Cost of shares redeemed ......................  (157,743,941) (110,232,771)  (95,708,098)  (46,688,274)  (54,283,235) (40,612,245)
                                                 -------------  ------------  ------------  ------------  ------------  -----------
  Change in net assets derived from
    capital share transactions .................   (24,174,046)   24,537,369    63,342,091    66,109,299    20,508,329   32,708,246
                                                 -------------  ------------  ------------  ------------  ------------  -----------
    Net increase (decrease) in net assets ......   (26,979,392)   50,840,823    55,411,853    87,245,539    16,060,573   48,744,466
Net assets:
  Beginning of year ............................   294,735,980   243,895,157   183,452,075    96,206,536    95,056,618   46,312,152
                                                 -------------  ------------  ------------  ------------  ------------  -----------
  End of year .................................. $ 267,756,588   294,735,980   238,863,928   183,452,075   111,117,191   95,056,618
                                                 =============  ============  ============  ============  ============  ===========
  Undistributed net investment income .......... $  12,967,238    13,250,335    10,806,954     6,438,410     5,195,418    3,484,946
                                                 =============  ============  ============  ============  ============  ===========

------------------------
* For the period from February 15, 1996 (commencement of operations), through September 30, 1996.

See the accompanying notes to financial statements.

                                                                 46

                                                   BENHAM TARGET MATURITIES TRUST
                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                           For the Years Ended September 30, 1996 and 1995


                                                              2015 Portfolio                  2020 Portfolio          2025 Portfolio
                                                            ------------------              ------------------        --------------
                                                            1996          1995              1996          1995             1996*
                                                          --------      --------          --------      --------      --------------
From investment activities:
  Net investment income ..........................   $   6,946,156       7,142,488        49,119,311      12,063,511        997,384
  Net change in unrealized appreciation
    (depreciation) of investments ................      (9,126,013)     26,781,279       (53,272,683)     71,846,823       (681,742)
  Net realized gain (loss) on investments ........         718,224       6,882,220        (5,541,503)      4,003,419       (501,349)
                                                     -------------    ------------    --------------    ------------    -----------
  Change in net assets derived from
    investment activities ........................      (1,461,633)     40,805,987        (9,694,875)     87,913,753       (185,707)
                                                     -------------    ------------    --------------    ------------    -----------
From distribution to shareholders:
  Net investment income ..........................      (4,803,254)     (3,641,185)      (13,777,349)     (2,135,107)             0
  Net realized gains on investments ..............      (6,017,851)              0        (1,324,633)              0              0
                                                     -------------    ------------    --------------    ------------    -----------
  Total distributions to shareholders ............     (10,821,105)     (3,641,185)      (15,101,982)     (2,135,107)             0
                                                     -------------    ------------    --------------    ------------    -----------
From capital share transactions (Note 3):
  Proceeds from sale of shares ...................      77,986,100     124,552,148     1,028,945,392     765,545,539     67,610,593
  Net asset value of dividends reinvested ........      10,455,098       3,457,901        14,532,555       2,018,337              0
  Cost of shares redeemed ........................     (75,152,046)   (116,600,252)     (667,063,399)   (337,176,432)   (31,764,284)
                                                     -------------    ------------    --------------    ------------    -----------
  Change in net assets derived from
    capital share transactions ...................      13,289,152      11,409,797       376,414,548     430,387,444     35,846,309
                                                     -------------    ------------    --------------    ------------    -----------
    Net increase (decrease) in net assets ........       1,006,414      48,574,599       351,617,691     516,166,090     35,660,602
Net assets:
  Beginning of year ..............................     114,647,411      66,072,812       574,701,519      58,535,429              0
                                                     -------------    ------------    --------------    ------------    -----------
  End of year ....................................   $ 115,653,825     114,647,411       926,319,210     574,701,519     35,660,602
                                                     =============    ============    ==============    ============    ===========
  Undistributed net investment income ............   $   5,247,463       5,341,888        39,687,073      10,171,858        997,384
                                                     =============    ============    ==============    ============    ===========

------------------------
* For the period from February 15, 1996 (commencement of operations), through September 30, 1996.

See the accompanying notes to financial statements.

                                                                 47

BENHAM TARGET MATURITIES TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 1996

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Benham Target Maturities Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio invests primarily in zero-coupon U.S. securities and will be liquidated shortly after the conclusion of its target maturity year. Currently, there are six series of the Trust, as follows: 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio, 2020 Portfolio, and 2025 Portfolio (the
Portfolios). The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued at current market value as provided by an independent commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums or discounts on securities are amortized daily using the effective interest rate method.

Income Tax Status--It is the policy of the Portfolios to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Annual dividends based on distributable net investment income are paid in December. Net realized gains in excess of available capital loss carryovers for the Portfolios will be distributed each December.

As of September 30, 1996, the accumulated net realized capital loss carryovers of $4,531,626 for 2000 Portfolio (expiring upon liquidation of the Portfolio) may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate

                                       48

characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes. On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made, for tax basis equalization on redemptions, to decrease undistributed net investment income and increase capital by $3,222,561 (2000 Portfolio), $1,299,575 (2005 Portfolio), $934,609 (2010 Portfolio), $2,237,327 (2015 Portfolio), and
$5,826,747 (2020 Portfolio).

Reverse Share Splits--The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). Each Portfolio pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following fee schedule.

         .35% of the first $750 million
         .25% of the next $750 million
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of average daily net assets over $6.5 billion

BMC provides the Trust with all investment advice. Twentieth Century Services, Inc. (TCS) pays all compensation of Trust officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

                                       49

The Trust has an Administrative Services and Transfer Agency Agreement with TCS, a wholly owned subsidiary of TCC. Under the agreement, TCS provides substantially all administrative and transfer agency services necessary to operate the Trust. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group. This agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Portfolio's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earning credits, and extraordinary expenses) to .62% (.70% prior to June 1, 1996) of each Portfolio's average daily net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Portfolio's expense guarantee rate) absorbed during the preceding 11 months if, and to the extent that, for any given month, the Portfolio's expenses were less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of September 30, 1996, based on the above agreements were as follows:

                                             2000        2005       2010
                                           Portfolio   Portfolio  Portfolio
                                           ---------   ---------  --------

Investment Advisor ....................    $64,264      56,635     25,837
Administrative Services ...............     20,924      18,439      8,567
Transfer Agent ........................     36,534      35,665     20,408
                                          --------     -------     -------
                                          $121,722     110,739     54,812
                                          ========     =======     =======

                                             2015        2020       2025
                                           Portfolio   Portfolio  Portfolio
                                           ---------   ---------  --------

Investment Advisor ....................   $ 27,326     214,649      4,710
Administrative Services ...............      8,897      69,886      2,561
Transfer Agent ........................     21,063     107,865      9,318
                                          --------     -------     -------
                                           $57,286     392,400     16,589
                                          ========     =======     =======

The Trust has a distribution agreement with Twentieth Century Securities, Inc., which is responsible for promoting sales of and distributing the Trust's shares. Twentieth Century Securities, Inc. is a wholly owned subsidiary of TCC. This agreement was formerly with Benham Distributors, Inc.

                                       50

(3)   SHARE TRANSACTIONS

Transactions for each of the Portfolios for the years ended September 30, 1996, and 1995, were as follows:

                         2000                  2005                2010
                       Portfolio             Portfolio           Portfolio
                  ------------------     ----------------    ----------------
                   1996       1995       1996       1995      1996       1995
                 --------   ---------   -------    -------   -------    -------
Shares sold ....1,519,287  1,710,037  2,554,065 2,027,040  1,630,076  1,894,844
Reinvestment of
  dividends ....  183,642    211,374    177,478   175,507     89,942    113,861
                ---------  ----------  --------   --------  --------   --------
                1,702,929  1,921,411  2,731,543 2,202,547  1,720,018  2,008,705
Less shares
  redeemed ....(1,999,924)(1,516,891)(1,660,147) (910,391)(1,267,142)(1,098,272)
Reverse share
  split .......  (188,515)  (214,028)  (181,450) (178,997)   (92,308) ( 117,148)
                ---------  ----------  --------   --------  --------   --------
Net increase
  (decrease) in
  shares ......  (485,510)   190,492    889,946 1,113,159    360,568    793,285
                =========  ==========  ========  ========   ========   ========



                            2015                     2020                2025
                          Portfolio               Portfolio           Portfolio
                    ------------------        ----------------        --------
                     1996       1995          1996       1995           1996*
                   --------   ---------      -------    -------        -------
Shares sold .....  2,345,915    4,976,479   45,297,616   40,032,262   3,762,927
Reinvestment of
  dividends .....    318,306      148,497      585,620      126,631           0
                  ----------  -----------  -----------  -----------  ----------
                   2,664,221    5,124,976   45,883,236   40,158,893   3,762,927
Less shares
  redeemed ...... (2,277,097)  (4,307,665) (28,747,471) (18,280,426) (1,771,271)
Reverse share
  split .........   (328,626)    (156,322)    (608,060)    (133,904)          0
                  ----------  -----------  -----------  -----------  ----------
Net increase
  (decrease) in
  shares ........     58,498      660,989   16,527,705   21,744,563   1,991,656
                  ==========  ===========  ===========  ===========  ==========

*For the period from February 15, 1996 (commencement of operations), through September 30, 1996.

(4)   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term securities, for the year ended September 30, 1996, were as follows:

                 2000          2005        2010        2015          2020           2025
               Portfolio     Portfolio   Portfolio    Portfolio    Portfolio      Portfolio*
               --------      --------    -------      -------      -------        --------
Purchases   $  83,264,243  $123,087,289  $43,201,661  $22,765,360  $728,255,785  $48,873,174
            =============  ============  ===========  ===========  ============  ===========
Sales
  proceeds  $123,263,533$    70,476,708  $27,153,718  $21,090,285  $367,329,767  $14,994,055
            =============  ============  ===========  ===========  ============  ===========

*For the period from February 15, 1996 (commencement of operations), through September 30, 1996.

                                       51

On September 30, 1996, the composition of unrealized appreciation (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                     Federal
                    Appreciation  Depreciation        Net        Tax Cost
                    ------------- -------------  ------------- -------------
2000 Portfolio     $ 6,236,485    $ (861,755)   $ 5,374,730  $ 262,494,185
2005 Portfolio      10,135,314    (3,388,125)     6,747,189    231,805,125
2010 Portfolio       4,896,431    (2,777,203)     2,119,228    108,912,152
2015 Portfolio      19,773,880             0     19,773,880     95,513,928
2020 Portfolio      28,274,109   (18,231,570)    10,042,539    914,481,059
2025 Portfolio         358,195    (1,424,469)    (1,066,274)    34,828,903

Each Portfolio invests principally in zero-coupon U.S. Treasury securities and may also invest in U.S. Treasury bills and coupon-bearing U.S. Treasury notes and bonds, all of which are guaranteed by the direct "full faith and credit" pledge of the U.S. government, and Resolution Funding Corporation (REFCORP) zero-coupon bonds, whose principal is secured by zero-coupon U.S. Treasury securities and whose interest payments are guaranteed by the U.S. Treasury.

Zero-coupon   U.S.   Treasury   securities  held  by  the  Portfolios   include:
Certificates of Accrual of Treasury  Securities  (CATS),  Treasury Bond Receipts
(TBR), Treasury Receipts (TR), Treasury Investment Growth Receipts (TIGR), Coupon Government Accrual Receipts (COUGAR), Treasury Obligation Certificates
(TOC), Coupons Under Book Entry Safekeeping (CUBES), U.S. Treasury Bearer Bond Coupons and Corpus (PHYSICAL), Government and Agency Term Obligations (GATOR), Easy Growth Treasury Receipts (ETRS), and Separate Trading of Registered Interest and Principal of Securities (STRIPS). CATS, TBRs, TRs, TIGRs, COUGARs, GATORs, TOCs and ETRs are instruments offered by broker-dealers who separate (strip) the principal portions (corpus) from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. PHYSICALs are stripped U.S. Treasury bearer bonds that are traded in physical form. STRIPS describes the program by which the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Bank's book entry system.

                                       52

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Portfolio's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Portfolios to the custodian bank. The credits are earned when the Portfolio maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending September 30, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

(6)   SECURITIES LENDING

At September 30, 1996, securities valued at $18,203,000 (2020 Portfolio) and $711,500 (2025 Portfolio) were on loan to brokers. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

                                       53

                                          BENHAM TARGET MATURITIES TRUST -- 2000 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
CUBES ....................................................................    6.38%   08/15/99    $    71,250      59,489       .02%
ETR ......................................................................    6.50    11/15/99         75,000      61,431       .02
STRIPS-- COUPON ..........................................................    6.34    11/15/99        153,000     125,928       .05
TR .......................................................................    6.42    11/15/99        424,800     348,790       .13
TBR ......................................................................    6.50    11/15/99      2,836,700   2,323,484       .87
TR .......................................................................    6.44    02/15/00     30,036,209  24,255,740      9.06
CUBES ....................................................................    6.45    02/15/00         88,125      71,142       .03
CATS .....................................................................    6.44    02/15/00        133,000     107,404       .04
TBR ......................................................................    6.52    02/15/00        306,945     247,226       .09
STRIPS-- PRINCIPAL .......................................................    6.38    02/15/00     13,069,000  10,574,520      3.95
CATS .....................................................................    6.46    05/15/00        149,000     118,370       .04
TBR ......................................................................    6.54    05/15/00      1,494,525   1,183,977       .44
PHYSICAL-- COUPON ........................................................    6.55    05/15/00      5,850,000   4,632,791      1.73
TBR ......................................................................    6.56    08/15/00        894,045     696,452       .26
STRIPS-- PRINCIPAL .......................................................    6.43    08/15/00     49,667,000  38,871,878     14.51
TR .......................................................................    6.50    11/15/00      1,053,462     809,449       .30
CUBES ....................................................................    6.51    11/15/00        410,625     315,385       .12
COUGAR ...................................................................    6.53    11/15/00      1,197,000     918,638       .34
TR .......................................................................    6.50    11/15/00      1,199,424     921,601       .34
COUGAR ...................................................................    6.53    11/15/00      2,735,000   2,098,976       .78
TIGR .....................................................................    6.50    11/15/00      3,754,000   2,884,461      1.08
STRIPS-- PRINCIPAL .......................................................    6.45    11/15/00     79,691,000  61,354,101     22.91
CATS .....................................................................    6.52    02/15/01         75,000      56,666       .02
TR .......................................................................    6.52    02/15/01     20,422,388  15,430,091      5.76
TIGR .....................................................................    6.52    02/15/01      4,657,000   3,518,596      1.32
STRIPS-- PRINCIPAL .......................................................    6.46    02/15/01     65,184,000  49,364,495     18.43
TIGR .....................................................................    6.54    05/15/01         44,000      32,686       .01
COUGAR ...................................................................    6.57    05/15/01      1,400,000   1,038,618       .39
PHYSICAL COUPON ..........................................................    6.63    05/15/01      1,496,250   1,107,045       .41

                                                                 54


Schedule of Investment Securities--2000 Portfolio (Continued)
====================================================================================================================================


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4) (continued)                                             Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
TR .......................................................................    6.54%   05/15/01  $  24,350,000  18,088,885      6.75%
TR .......................................................................    6.55    08/15/01      7,060,020   5,157,345      1.93
STRIPS-- PRINCIPAL .......................................................    6.50    08/15/01     20,450,000  14,974,105      5.59
STRIPS-- PRINCIPAL .......................................................    6.52    11/15/01      8,500,000   6,119,150      2.28
                                                                                                 ------------ -----------   ------
  Total Investment Securities (cost $262,433,118) .............................................  $348,927,768 267,868,915    100.00%
                                                                                                 ============ ===========   ======

------------------------
* The yield to maturity is based on current market values as of September 30, 1996.

See the accompanying notes to financial statements.

                                                                 55

                                          BENHAM TARGET MATURITIES TRUST -- 2005 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
TIGR .....................................................................    6.86%   11/15/04  $      27,000     15,617       .01%
ETR ......................................................................    6.94    11/15/04         87,000      50,008       .02
PHYSICAL-- COUPON ........................................................    6.95    11/15/04        693,750     398,455       .17
REFCORP STRIPS-- COUPON ..................................................    6.88    01/15/05     11,500,000   6,564,775      2.75
U.S. Treasury Corpus, Maturity 02/15/10, Callable 02/15/05 ...............    7.00    02/15/05      3,200,000   1,798,784       .75
STRIPS-- COUPON ..........................................................    6.78    02/15/05     15,000,000   8,583,300      3.60
TBR ......................................................................    6.96    05/15/05        428,750     237,690       .10
ETR ......................................................................    6.97    05/15/05      1,000,000     553,920       .23
CUBES ....................................................................    6.89    05/15/05      4,615,672   2,573,791      1.08
TR, Maturity 05/15/10, Callable 05/15/05 .................................    6.97    05/15/05      6,450,000   3,572,784      1.50
STRIPS-- PRINCIPAL .......................................................    6.82    05/15/05     28,559,000  16,018,458      6.71
STRIPS-- COUPON ..........................................................    6.80    05/15/05     38,144,000  21,430,062      8.98
REFCORP STRIPS-- COUPON ..................................................    6.91    07/15/05     12,500,000   6,880,750      2.88
STRIPS-- COUPON ..........................................................    6.81    08/15/05      9,000,000   4,968,360      2.08
STRIPS-- PRINCIPAL .......................................................    6.81    08/15/05     54,300,000  29,975,772     12.57
CATS .....................................................................    6.90    11/15/05        170,000      91,559       .04
CUBES ....................................................................    6.91    11/15/05        491,519     264,486       .11
TBR ......................................................................    6.98    11/15/05      2,247,000   1,201,673       .50
U.S. Treasury Corpus, Maturity 11/15/10, Callable 11/15/05 ...............    7.04    11/15/05     10,900,000   5,798,473      2.43
STRIPS-- COUPON ..........................................................    6.82    11/15/05     15,830,000   8,586,034      3.60
REFCORP STRIPS-- COUPON ..................................................    6.93    01/15/06     46,429,000  24,659,370     10.35
TR .......................................................................    6.94    02/15/06     19,415,340  10,248,193      4.30
STRIPS-- COUPON ..........................................................    6.85    02/15/06     24,556,000  13,067,967      5.48
REFCORP STRIPS-- COUPON ..................................................    6.94    04/15/06     56,800,000  29,630,856     12.42
CATS .....................................................................    6.94    05/15/06        107,000      55,499       .02
TR .......................................................................    6.95    05/15/06        146,346      75,837       .03
TBR ......................................................................    7.02    05/15/06        410,000     211,084       .09
CUBES ....................................................................    6.95    05/15/06        566,500     293,560       .12

                                                                 56


Schedule of Investment Securities--2005 Portfolio (Continued)
====================================================================================================================================


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4) (continued)                                             Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
TR, Maturity 05/15/11, Callable 05/15/06 .................................    7.03%   05/15/06 $    1,000,000     514,360       .22%
CATS, Maturity 05/15/11, Callable 05/15/06 ...............................    7.03    05/15/06     38,699,000  19,905,218      8.34
STRIPS-- COUPON ..........................................................    6.86    05/15/06      4,718,000   2,465,438      1.03
RECORP STRIPS-- COUPON ...................................................    6.95    07/15/06     11,428,000   5,855,364      2.45
TR .......................................................................    6.97    08/15/06      1,299,780     661,198       .28
STRIPS-- COUPON ..........................................................    6.88    08/15/06      2,000,000   1,026,160       .43
REFCORP STRIPS-- COUPON ..................................................    6.98    10/15/06      8,100,000   4,067,982      1.71
STRIPS-- COUPON ..........................................................    6.89    11/15/06     12,400,000    6,249,477     2.62
                                                                                                 ------------ -----------   ------
  Total Investment Securities (cost $231,440,990) ............................................   $443,218,657 238,552,314    100.00%
                                                                                                 ============ ===========   ======

------------------------
* The yield to maturity is based on current market values as of September 30, 1996.

 See the accompanying notes to financial statements.

                                                                 57

                                          BENHAM TARGET MATURITIES TRUST -- 2010 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
ETR, Maturity 05/15/14, Callable 05/15/09 ................................    7.25%   05/15/09  $  28,520,000  11,607,925     10.45%
REFCORP STRIPS-- COUPON ..................................................    7.17    10/15/09      2,000,000     798,260       .72
STRIPS-- PRINCIPAL, Maturity 11/15/14, Callable 11/15/09 .................    7.15    11/15/09     33,500,000  13,325,630     12.00
REFCORP STRIPS-- COUPON ..................................................    7.18    01/15/10      5,772,000   2,260,662      2.04
REFCORP STRIPS-- COUPON ..................................................    7.20    04/15/10     30,728,000  11,793,714     10.62
STRIPS-- COUPON ..........................................................    7.07    05/15/10        587,000     227,821       .21
REFCORP STRIPS-- COUPON ..................................................    7.22    07/15/10     15,000,000   5,641,200      5.08
STRIPS-- COUPON ..........................................................    7.08    08/15/10      9,777,000   3,724,255      3.35
REFCORP STRIPS-- COUPON ..................................................    7.23    10/15/10      5,000,000   1,844,850      1.66
STRIPS-- COUPON ..........................................................    7.09    11/15/10     51,000,000  19,065,840     17.18
REFCORP STRIPS-- COUPON ..................................................    7.25    01/15/11     20,500,000   7,410,340      6.67
STRIPS-- COUPON ..........................................................    7.10    02/15/11     29,860,000  10,954,738      9.87
REFCORP STRIPS-- COUPON ..................................................    7.26    04/15/11     18,850,000   6,684,210      6.02
STRIPS-- COUPON ..........................................................    7.11    05/15/11     10,000,000   3,600,200      3.24
STRIPS-- COUPON ..........................................................    7.12    08/15/11      8,715,000   3,078,835      2.77
STRIPS-- COUPON ..........................................................    7.13    11/15/11     26,000,000   9,012,900      8.12
                                                                                                 ------------ -----------    ------
  Total Investment Securities (cost $108,827,865) ............................................   $295,809,000 111,031,380    100.00%
                                                                                                 ============ ===========    ======

------------------------
* The yield to maturity is based on current market values as of September 30, 1996.

See the accompanying notes to financial statements.

                                                                 58

                                          BENHAM TARGET MATURITIES TRUST -- 2015 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
STRIPS-- COUPON ..........................................................    7.24%   02/15/15 $     6,350,000  1,720,660      1.49%
REFCORP STRIPS-- COUPON ..................................................    7.37    04/15/15     35,440,000   9,264,016      8.04
STRIPS-- COUPON ..........................................................    7.24    05/15/15     39,408,000  10,490,409      9.10
REFCORP STRIPS-- COUPON ..................................................    7.37    07/15/15     29,644,000   7,610,208      6.60
STRIPS-- COUPON ..........................................................    7.24    08/15/15     50,550,000  13,207,199     11.46
REFCORP STRIPS-- COUPON ..................................................    7.37    10/15/15     48,421,000  12,207,418     10.59
STRIPS-- COUPON ..........................................................    7.24    11/15/15     97,808,000  25,104,379     21.78
STRIPS-- COUPON ..........................................................    7.25    02/15/16     36,300,000   9,144,333      7.93
REFCORP STRIPS-- COUPON ..................................................    7.39    04/15/16     44,788,000  10,849,445      9.41
STRIPS-- COUPON ..........................................................    7.25    05/15/16     17,700,000   4,380,041      3.80
REFCORP STRIPS-- COUPON ..................................................    7.39    07/15/16     25,000,000   5,947,250      5.16
REFCORP STRIPS-- COUPON ..................................................    7.40    10/15/16     23,000,000   5,362,450      4.64
                                                                                                 ------------ -----------   ------
Total Investment Securities (cost $95,273,133) ...............................................   $454,409,000 115,287,808    100.00%
                                                                                                 ============ ===========   ======

------------------------
* The yield to maturity is based on current market values as of September 30, 1996.

See the accompanying notes to financial statements.

                                                                 59

                                          BENHAM TARGET MATURITIES TRUST -- 2020 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
REFCORP STRIPS-- PRINCIPAL ...............................................    7.40%   10/15/19 $   62,000,000  11,624,380      1.26%
REFCORP STRIPS-- COUPON ..................................................    7.43    01/15/20     77,823,000  14,232,270      1.54
STRIPS-- COUPON ..........................................................    7.27    02/15/20    680,000,000 128,132,400     13.86
REFCORP STRIPS-- COUPON ..................................................    7.42    04/15/20     43,344,000   7,801,053       .84
STRIPS-- PRINCIPAL .......................................................    7.27    05/15/20     60,000,000  11,106,000      1.20
STRIPS-- COUPON ..........................................................    7.27    05/15/20    831,700,000 154,122,327     16.67
REFCORP STRIPS-- COUPON ..................................................    7.42    07/15/20    112,400,000  19,864,452      2.15
REFCORP STRIPS-- PRINCIPAL ...............................................    7.40    07/15/20    593,000,000 105,287,150     11.39
STRIPS-- COUPON ..........................................................    7.27    08/15/20    227,135,000  41,345,384**    4.47
STRIPS-- PRINICPAL .......................................................    7.28    08/15/20    313,000,000  56,843,930      6.15
REFCORP STRIPS-- COUPON ..................................................    7.41    10/15/20    139,165,000  24,206,360      2.62
REFCORP STRIPS-- PRINCIPAL ...............................................    7.40    10/15/20    600,000,000 104,610,000     11.32
STRIPS-- COUPON ..........................................................    7.26    11/15/20    206,707,000  37,004,687      4.00
REFCORP STRIPS-- COUPON ..................................................    7.41    01/15/21     42,505,000   7,260,279       .79
REFCORP STRIPS-- PRINCIPAL ...............................................    7.40    01/15/21    370,195,000  63,455,125      6.86
STRIPS-- COUPON ..........................................................    7.26    02/15/21    352,000,000  61,976,640      6.70
STRIPS-- COUPON ..........................................................    7.26    05/15/21    374,500,000  64,694,875      7.00
STRIPS-- COUPON ..........................................................    7.25    08/15/21     50,000,000   8,515,500       .92
STRIPS-- COUPON ..........................................................    7.22    11/15/21     14,500,000   2,440,786       .26
                                                                                                ------------- -----------   ------
  Total Investment Securities (cost $910,593,877) ............................................ $5,149,974,000 924,523,598    100.00%
                                                                                                ============= ===========   ======
------------------------
* The yield to maturity is based on current market values as of September 30, 1996.
** Included in this amount are securities loaned for a value of $18,203,000. See Note 6.

See the accompanying notes to financial statements.

                                                                 60

                                          BENHAM TARGET MATURITIES TRUST -- 2025 PORTFOLIO
                                                  Schedule of Investment Securities
                                                         September 30, 1996


Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
------------------------------------------                                    -----     -----       -------        -----     ----
REFCORP STRIPS-- COUPON ..................................................    7.24%   10/15/24   $ 11,300,000   1,538,382      4.56%
STRIPS-- COUPON ..........................................................    7.06    11/15/24     13,000,000   1,849,900**    5.48
STRIPS-- PRINCIPAL .......................................................    7.10    11/15/24     40,500,000   5,693,085     16.86
REFCORP STRIPS-- COUPON ..................................................    7.23    01/15/25     24,500,000   3,285,695      9.73
STRIPS-- PRINCIPAL .......................................................    7.06    02/15/25      9,000,000   1,256,940      3.72
STRIPS-- COUPON ..........................................................    7.05    02/15/25     33,900,000   4,754,136     14.08
REFCORP STRIPS-- COUPON ..................................................    7.22    04/15/25     19,759,000   2,610,361      7.73
REFCORP STRIPS-- COUPON ..................................................    7.22    07/15/25      8,500,000   1,103,215      3.27
REFCORP STRIPS-- COUPON ..................................................    7.20    10/15/25     76,425,000   9,799,215     29.02
REFCORP STRIPS-- COUPON ..................................................    7.19    01/15/26      6,000,000     757,980      2.25
REFCORP STRIPS-- COUPON ..................................................    7.18    04/15/26      6,000,000     746,820      2.21
REFCORP STRIPS-- COUPON ..................................................    7.18    07/15/26      3,000,000     366,900      1.09
                                                                                                 ------------ -----------    ------
  Total Investment Securities (cost $34,444,371) .............................................   $251,884,000  33,762,629    100.00%
                                                                                                 ============ ===========    ======

------------------------
* The yield to maturity is based on current market values as of September 30, 1996.
** Included in this amount are securities loaned for a value of $711,500. See Note 6.

See the accompanying notes to financial statements.

                                                                 61
TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


TWENTIETH CENTURY MUTUAL FUNDS
and THE BENHAM GROUP

------------------------------

P.O. Box 419200 * Kansas City, Missouri 64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.    BN-BKT-6135 11/96


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